As filed with the Securities and Exchange
Commission on July 24, 2009
1933 Act File No. 002-50931
1940 Act File No. 811-2485

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☑
PRE-EFFECTIVE AMENDMENT NO. ☐
POST-EFFECTIVE AMENDMENT NO. 71
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☑
AMENDMENT NO. 49
(CHECK APPROPRIATE BOX OR BOXES)
JOHN HANCOCK CURRENT INTEREST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
(617) 663-2999
THOMAS M. KINZLER, ESQ.
601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(NAME AND ADDRESS OF AGENT FOR SERVICE)
COPIES OF COMMUNICATIONS TO:
MARK P. GOSHKO, ESQ.
K & L GATES LLP
ONE LINCOLN STREET
BOSTON, MA 02111-2950
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
It is proposed that this filing will become effective (check appropriate box):
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on August 1, 2009, pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date) pursuant to paragraph (a)(1) of Rule 485
☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐ on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

John Hancock
Money Market Fund

PROSPECTUS 8–1–09

▶ CLASS A, B AND C SHARES

As with all mutual funds, the Securities and Exchange Commission (the SEC) has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Money Market Fund

Fund summary

A concise look at the investment goal, main strategies and main risks, past performance and the costs of investing.

Fund details

More about topics covered in the summary section, including descriptions of the various risk factors that investors should understand before investing.

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

2	Money Market Fund

6	Risks of investing

6	Who’s who

8	Financial highlights

10	Choosing a share class

11	How sales charges are calculated

11	Sales charge reductions and waivers

11	Opening an account

13	Buying shares

14	Selling shares

16	Transaction policies

16	Dividends and account policies

17	Additional investor services

For more information See back cover

 Fund summary

John Hancock

Money Market Fund

Day-to-day investment management: MFC Global Investment Management (U.S.), LLC

Class / Ticker      A / JHMXX      B / TSMXX      C / JMCXX

Goal and strategy

To seek the maximum current income that is consistent with maintaining liquidity and preserving capital. The fund intends to maintain a stable $1.00 share price.

The fund invests only in U.S.-dollar-denominated securities rated within the two highest short-term credit categories and their unrated equivalents. These securities may be issued by:

•	U.S. and foreign companies;

•	U.S. and foreign banks;

•	U.S. and foreign governments;

•	U.S. agencies, states and municipalities; and

•	International organizations such as the World Bank and the International Monetary Fund.

The fund may also invest in repurchase agreements based on these securities.

The fund maintains an average dollar-weighted maturity of 90 days or less and does not invest in securities with remaining maturities of more than 13 months.

In managing the fund, the subadviser searches aggressively for the best values on securities that meet the fund’s credit and maturity requirements. The subadviser tends to favor corporate securities and looks for relative yield advantages between, for example, a company’s secured and unsecured short-term debt obligations.

The fund participates in the U.S. Department of Treasury (the “Treasury”) Temporary Guarantee Program for Money Market Funds (the “Program”). The Program, originally scheduled to terminate on December 18, 2008, was initially extended until April 30, 2009. However, the Treasury announced on March 31, 2009 that the Program was again extended through September 18, 2009 (the “Extended Program”).

On April 8, 2009, the Board of Trustees of the Trust (the “Board”) approved the continued participation of the fund in the Program, under which the Treasury will provide shareholders of the fund with coverage on the number of shares of the fund held by them as of the close of business on September 19, 2008, in the event that the fund liquidates and the per share value at the time of liquidation is less than $1.00 (a “Guarantee Event”). Other than extending the Program’s expiration date and charging an additional fee, the Extended Program does not change any of the terms of the Program which are described below.

Recovery under the Extended Program is subject to certain conditions and limitations, including the following:

•	For investors who held shares of the fund on September 19, 2008, the Extended Program provides a guarantee for the lesser of: (a) the number of shares owned by the shareholder at the close of September 19, 2008; or (b) the number of shares owned by the shareholder on the date of a Guarantee Event.

•	This guarantee is not available to investors who were not fund shareholders on September 19, 2008. In addition, this guarantee is not available to investors who were fund shareholders on September 19, 2008 but who sold all their fund shares prior to the date of a Guarantee Event.

•	The total amount of coverage available for all participants in the Extended Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion). If claims exceed that amount, they will be paid in the order received until the Federal Exchange Stabilization Fund is exhausted. As such, participation in the Program does not guarantee a $1.00 net asset value upon redemption or liquidation of shares.

•	Recovery under the Extended Program requires the Fund to liquidate.

•	In order to recover, a Guarantee Event must occur during the term of the Extended Program.

The cost for the fund to participate in both the Program and the Extended Program is 0.040% of the net asset value of the fund (as of September 19, 2008) (0.01% for the Program, 0.015% for the first Program Extension, and 0.015% for the second Program extension). This cost will be borne by all shareholders of the fund including those that are not covered under the Extended Program. However, all shareholders will benefit from the Extended Program to the extent that the Extended Program helps to stabilize the fund by discouraging shareholders from withdrawing their assets from the fund.

The Program will be in effect until September 18, 2009. The Secretary of the Treasury has announced there will be no additional extensions beyond this date. Additional information regarding the Program is available on the U.S. Department of Treasury’s website at www.ustreas.gov.

The cost of participating in the Program and the Extended Program will be borne by the fund, and will not be subject to any expense limitation or reimbursement agreement.

Money Market Fund – Fund summary

2

Main risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to maintain a stable $1.00 share price, the value of the fund’s shares could go down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led the United States government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its goal.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 6.

Changing distribution levels risk The amount of the distributions paid by the fund generally depends on the amount of income and/or dividends received by the fund on the securities it holds.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to adverse political and economic developments.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Money Market Fund – Fund summary

3

Past performance

Calendar year total returns – Class A (%)

Best quarter: Q4 ’00, 1.45 Worst quarter: Q1 ’04, 0.04 Year-to-date as of 6-30-09: 0.03

1999	2000	2001	2002	2003	2004	2005	2006	2007	2008
4.28	5.52	3.37	0.95	0.24	0.51	2.37	4.29	4.52	1.97

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-08

Class A before tax	1.97	2.72	2.79

Class B before tax	–3.83	1.82	2.24

Class C before tax[1]	0.16	2.00	2.07

Calendar year total returns

These do not include sales charges and would have been lower if they did. Calendar year total returns are shown only for Class A and would be different for other share classes. Fund returns vary from year to year and may indicate the fund’s level of volatility; however, as always, past performance does not indicate future results. All figures assume dividend reinvestment.

Average annual total returns

These include sales charges (Class B and Class C only). All figures assume dividend reinvestment.

Yield information

For the fund’s 7-day effective yield, call 1-800-225-5291.

1	Adjusted to reflect termination of front-end sales charges as of 7-15-04.

Money Market Fund – Fund summary

4

Investor costs

Shareholder transaction expenses[2] (%)	Class A	Class B	Class C

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	—	5.00	1.00

Annual operating expenses (%)	Class A		Class B	Class C

Management fee	0.50		0.50	0.50

Distribution and service (12b-1) fees	0.25		1.00	1.00

Other expenses[3]	0.33		0.33	0.33

Total fund operating expenses[4,5,6]	1.08		1.83	1.83

Contractual expense reimbursement[7]	–0.20	[8]	–0.10	–0.10

Net fund operating expenses	0.88		1.73	1.73

Expense example

Please see below a hypothetical example showing the expenses, after contractual expense reimbursements (first year only), if any, on a $10,000 investment during the various time frames indicated. The example assumes a 5% average annual return, and the reinvestment of all dividends. The example assumes fund expenses will not change over the periods (after the first year). The example is for comparison only and does not reflect actual expenses and returns, either past or future.

Expenses ($)	Class A		Class B			Class C

Shares	Sold	Kept	Sold	Kept		Sold	Kept

1 Year	90	90	676	176		276	176

3 Years	324	324	866	566		566	566

5 Years	576	576	1,181	981		981	981

10 Years	1,299	1,299	1,943	1,943	[9]	2,140	2,140

Annual operating expenses

These are paid from the fund’s assets; shareholders, therefore, pay these costs indirectly.

2	A $4.00 fee will be charged for wire redemptions.

3	Includes the costs (0.01%) of participating in the Extended Program, which ends on September 18, 2009.

4	The “Total fund operating expenses” shown may not correlate to the fund’s ratio of expenses to average net assets shown in the Financial highlights section, which include one-time extraordinary fees incurred in the prior fiscal year.

5	Expenses for the current fiscal year may be higher than those shown in the “Annual operating expenses” table for one or more of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; (iii) fees may be incurred for extraordinary events such as proxy or fund tax expenses, or (iv) the termination of voluntary expense cap reimbursements and/or fee waivers, as applicable.

6	The adviser and its affiliates may voluntarily waive a portion of their fees (including, but not limited to, distribution and service (12b-1) fees) and/or to reimburse certain expenses to the extent necessary to assist the fund in attempting to avoid a negative yield. There is no guarantee that the fund will avoid a negative yield. These expense waivers and/or reimbursements may be amended or terminated at any time by the adviser. These voluntary waivers are in addition to existing contractual expense limitations.

7	Reflects adviser’s contractual agreement to limit maximum rate of management fee to 0.40% until at least July 31, 2010.

8	Reflects distributor’s contractual agreement to limit 12b-1 fee on Class A shares to 0.15% until at least July 31, 2010.

9	Reflects conversion of Class B shares to Class A shares, which have a lower expense ratio, after eight years.

Money Market Fund – Fund summary

5

 Fund details

Risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Changing distribution levels risk

The amount of the distributions paid by the fund generally depends on the amount of income and/or dividends received by the fund on the securities it holds. The fund may not be able to pay distributions or may have to reduce its distribution level if the income and/or dividends the fund receives from its investments decline.

Fixed-income securities risk

Fixed-income securities are generally subject to two principal types of risks: (a) interest-rate risk and (b) credit quality risk.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

Credit quality risk. The fund, like all money market funds, must invest exclusively in high-quality debt securities (generally those that are in the two highest credit categories). Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates below the two highest credit rating categories after a fund has purchased the security, the fund may be required to dispose of the security.

Prepayment of principal. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

These investment strategies and securities are described further in the SAI.

Who’s who

Below are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations. The Board of Trustees can change the fund’s investment strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

Investment adviser

Manages the fund’s business and investment activities.

John Hancock Advisers, LLC
601 Congress Street
Boston, MA 02210-2805

Founded in 1968, John Hancock Advisers, LLC is a wholly owned subsidiary of John Hancock Financial Services, Inc., which in turn is a subsidiary of Manulife Financial Corporation.

The adviser administers the business and affairs of the fund and retains and compensates the investment subadviser to manage the assets of the fund. As of March 31, 2009, the adviser had total assets under management of approximately $16 billion.

The adviser does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadviser and recommend its hiring, termination and replacement. In this connection, the adviser: (i) monitors the compliance of the subadviser with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadviser and (iii) reports periodically on such performance to the Board of Trustees.

The fund relies on an order from the SEC permitting the adviser, subject to Board approval, to appoint a subadviser or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisers or the fees paid to a subadviser from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the adviser to appoint a subadviser that is an affiliate of the adviser or the fund (other than by reason of serving as a subadviser to a fund), or to increase the subadvisory fee of an affiliated subadviser, without the approval of the shareholders.

Money Market Fund – Fund details

6

Management fee

The fund pays the adviser a management fee for its services to the fund. The fee is stated as an annual percentage of the current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily assets of the fund.

Aggregate
net assets
of the fund

First $500 million	0.50%

Next $250 million	0.425%

Next $250 million	0.375%

Next $500 million	0.35%

Next $500 million	0.325%

Next $500 million	0.30%

Excess over $2.5 billion	0.275%

During its most recent fiscal year, the fund paid to the investment adviser a management fee equal to 0.40% of net assets.

Out of these fees, the investment adviser in turn pays the fees of the subadviser.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s March 31, 2009 annual shareholder report.

Subadviser

Handles the fund’s day-to-day portfolio management.

MFC Global Investment Management (U.S.), LLC
101 Huntington Avenue
Boston, MA 02199

MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of March 31, 2009, had total assets under management of approximately $20 billion.

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value (NAV).

State Street Bank and Trust Company
Lafayette Corporate Center
Two Avenue de Lafayette
Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.
P.O. Box 9510
Portsmouth, NH 03802-9510

Money Market Fund – Fund details

7

Financial highlights

These tables detail the financial performance of each share class, including total return information showing how much an investment in a fund has increased or decreased each year.

The financial statements of the fund as of March 31, 2009, have been audited by PricewaterhouseCoopers LLP (PwC), the fund’s independent registered public accounting firm. The report of PwC is included, along with the fund’s financial statements, in the fund’s annual report, which has been incorporated by reference into the SAI and is available upon request.

CLASS A SHARES
Per share operating performance period ended	3-31-09	3-31-08	3-31-07	3-31-06	3-31-05[1]

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[2]	0.01	0.04	0.04	0.03	0.01

Less distributions

From net investment income	(0.01)	(0.04)	(0.04)	(0.03)	(0.01)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)[3,4]	1.16	4.24	4.45	2.92	0.86

Ratios and supplemental data

Net assets, end of year (in millions)	$396	$317	$195	$185	$224

Ratios (as a percentage of average net assets):

Expenses before reductions	1.10	1.01	1.09	1.11	1.09

Expenses net of all fee waivers	0.89	0.81	0.88	0.91	0.88

Expenses net of all fee waivers and credits	0.89	0.81	0.88	0.91	0.88

Net investment income	1.05	4.08	4.37	2.85	0.83

CLASS B SHARES
Per share operating performance period ended	3-31-09		3-31-08	3-31-07	3-31-06	3-31-05[1]

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income[2]	—	[5]	0.03	0.04	0.02	—	[5]

Less distributions

From net investment income	—	[5]	(0.03)	(0.04)	(0.02)	—	[5]

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return (%)[3,4]	0.56		3.36	3.57	2.05	0.50

Ratios and supplemental data

Net assets, end of year (in millions)	$43		$34	$28	$36	$63

Ratios (as a percentage of average net assets):

Expenses before reductions	1.85		1.77	1.83	1.86	1.85

Expenses net of all fee waivers	1.45		1.67	1.73	1.76	1.20

Expenses net of all fee waivers and credits	1.45		1.66	1.73	1.76	1.20

Net investment income	0.48		3.29	3.52	1.94	0.46

Money Market Fund – Fund details

8

Financial highlights, continued

CLASS C SHARES
Per share operating performance period ended	3-31-09		3-31-08	3-31-07	3-31-06	3-31-05[1]

Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income[2]	—	[5]	0.03	0.04	0.02	—	[5]

Less distributions

From net investment income	—	[5]	(0.03)	(0.04)	(0.02)	—	[5]

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return (%)[3,4]	0.56		3.35	3.57	2.04	0.50

Ratios and supplemental data

Net assets, end of year (in millions)	$47		$31	$8	$4	$13

Ratios (as a percentage of average net assets):

Expenses before reductions	1.86		1.76	1.83	1.85	1.84

Expenses net of all fee waivers	1.44		1.66	1.73	1.75	1.19

Expenses net of all fee waivers and credits	1.44		1.66	1.73	1.75	1.19

Net investment income	0.41		3.10	3.54	1.86	0.46

1	Audited by previous Independent Registered Public Accounting Firm.

2	Based on the average of the shares outstanding.

3	Assumes dividend reinvestment and does not reflect the effect of sales charges.

4	Total returns would have been lower had certain expenses not been reduced during the periods shown.

5	Less than $0.01 per share

Money Market Fund – Fund details

9

 Your account

Choosing a share class

Effective as of the close of business on March 31, 2009, Class B and Class C shares of the fund were closed to new investors, except as provided below. Shareholders of Class B and Class C shares of the fund on that date may continue to add to their Class B or Class C positions existing on that date. Investors who did not own Class B and Class C shares of the fund on March 31, 2009, generally will not be allowed to buy Class B and Class C shares of the fund, except that new Class B and Class C share positions may be opened by:

1. Participants in most group employer retirement plans (and their successor plans) if Class B or Class C shares of the fund had been made available (or were in the process of being made available) as investment options under the plans (or under another plan sponsored by the same employer) on March 31, 2009; and

2. Investors holding accounts in Class B or Class C shares of other John Hancock mutual funds, who exchange such shares for corresponding Class B or Class C shares, respectively, of the fund after March 31, 2009.

These restrictions generally will apply to investments made directly with John Hancock and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy Class B or Class C shares of the fund before an investment is accepted.

Class A shares of the fund will continue to be made available to all current and prospective Class A shareholders.

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

Class A

•	No sales charges

•	Distribution and service (Rule 12b-1) fees of up to 0.25% which are currently limited to 0.15%.

Class B

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of up to 1.00%.

•	A contingent deferred sales charge (CDSC), as described in the section “How sales charges are calculated.”

•	Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

Class C

•	No front-end sales charge; all your money goes to work right away for you.

•	Distribution and service (Rule 12b-1) fees of up to 1.00%.

•	A 1.00% CDSC on shares sold within one year of purchase.

•	No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

The maximum amount you may invest in Class B shares with any single purchase request is $99,999.99, and the maximum amount you may invest in Class C shares with any single purchase is $999,999.99. John Hancock Signature Services, Inc. (Signature Services), the transfer agent for the fund, may accept a purchase request for Class B shares for $100,000 or more, or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see “Sales charge reductions and waivers”).

12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Other classes of shares of the fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the adviser and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

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The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the adviser or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the adviser or its affiliates that are not related to the fund.

Rollover program compensation

The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the Code) that is funded by certain group annuity contracts issued by John Hancock insurance companies, is eligible to receive ongoing compensation (Rollover Compensation) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or a John Hancock custodial Roth IRA invested in shares of John Hancock funds. The Rollover Compensation is paid from a fund’s 12b-1 fees to the plan’s broker-dealer of record at an annual rate not expected to exceed 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. A John Hancock insurance company may also pay the third-party administrator for the plan a one-time nominal fee not expected to exceed $25 per participant rollover into a John Hancock fund for facilitating the transaction.

How sales charges are calculated

Class B and Class C

Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

Class B deferred charges

Years after purchase	CDSC

1st year	5.00%

2nd year	4.00%

3rd or 4th year	3.00%

5th year	2.00%

6th year	1.00%

After 6th year	None

Class C deferred charges

Years after purchase	CDSC

1st year	1.00%

After 1st year	None

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

Group investment program

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled “Opening an account”), and individual investors may close their accounts at any time.

To utilize this program, you must contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers

As long as Signature Services is notified at the time you sell, the CDSC for each share class will be waived in the following cases:

•	to make payments through certain systematic withdrawal plans

•	certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutionsSM programs

•	redemptions pursuant to the fund’s right to liquidate an account less than the stated minimum in the section “Opening an account”

•	redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

•	to make certain distributions from a retirement plan

•	because of shareholder death or disability

•	rollovers, contract exchanges or transfers of John Hancock custodial 403(b)(7) account assets required by John Hancock funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts

To utilize a waiver, you must contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege, you must contact your financial representative or Signature Services.

Opening an account

1	Read this prospectus carefully.

2	Determine how much you want to invest. The minimum initial investments for the Class A, B and C shares of the fund is $2,500 except as follows:

•	Coverdell ESA’s: $2,000

•	there is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment

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•	group investments: $250

•	there is no minimum initial investment for fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor

3	All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4	Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5	Make your initial investment using the instructions under “Buying shares.” You and your financial representative can initiate any purchase, exchange or sale of shares.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

For investors other than individuals When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

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Buying shares

Opening an account	Adding to an account

By check
• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

• Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

• Fill out the detachable investment slip from an account statement. If no slip is available, include a note specifying the fund name, the share class, your account number and the name(s) in which the account is registered.

• Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange
• Call your financial representative or Signature Services to request an exchange.	• Log on to the Web site below to process exchanges between funds. • Call EASI-Line for automated service. • Call your financial representative or Signature Services to request an exchange.

By wire
• Deliver your completed application to your financial representative or mail it to Signature Services.

• Obtain your account number by calling your financial representative or Signature Services.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

• Obtain wiring instructions by calling Signature Services.

• Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By Internet
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the Automated Clearing House (ACH) system.

• Complete the “Bank information” section on your account application.

• Log on to the Web site below to initiate purchases using your authorized bank account.

By phone
• See “By exchange” and “By wire.”
• Verify that your bank or credit union is a member of the ACH system.

• Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

• Call EASI-Line for automated service.

• Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

To add to an account using the Monthly Automatic Accumulation Program, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares

To sell some or all of your shares

By letter
• Accounts of any type. • Sales of any amount.
• Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

• Include all signatures and any additional documents that may be required (see next page).

• Mail the materials to Signature Services (address below).

• A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

By Internet
• Most accounts. • Sales of up to $100,000.	• Log on to the Web site below to initiate redemptions from your fund.

By phone
• Most accounts. • Sales of up to $100,000.	• Call EASI-Line for automated service. • Call your financial representative or call Signature Services between 8:00 a.m. and 7:00 p.m., Eastern Time, on most business days.

By wire or electronic funds transfer (EFT)
• Requests by letter to sell any amount. • Requests by Internet or phone to sell up to $100,000.
• To verify that the Internet or telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

• Funds requested by wire will generally be wired the next business day. A $4 fee will be deducted from your account. Your bank may also charge you a fee for this service.

• Funds requested by EFT are generally available by the second business day. Your bank may charge you a fee for this service.

By exchange
• Accounts of any type. • Sales of any amount.
• Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

• Log on to the Web site below to process exchanges between your funds.

• Call EASI-Line for automated service.

• Call your financial representative or Signature Services to request an exchange.

By check
• Any account with check-writing privileges. • Sales of over $100 and up to $100,000.
• Request check-writing on your account application.

• Verify that the shares to be sold were purchased more than 10 days earlier or were purchased by wire.

• Write a check for any amount over $100 and up to $100,000.

To sell shares through a systematic withdrawal plan, see “Additional investor services.”

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)
• Letter of instruction.

• On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

• Medallion signature guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts
• Letter of instruction.

• Corporate business/organization resolution, certified within the past 12 months, or a John Hancock funds business/organization certification form.

• On the letter and the resolution, the signature of the person(s) authorized to sign for the account.

• Medallion signature guarantee, if applicable (see above).

Owners or trustees of trust accounts
• Letter of instruction.

• On the letter, the signature(s) of the trustee(s).

• Copy of the trust document, certified within the past 12 months, or a John Hancock funds trust certification form.

• Medallion signature guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with a deceased co-tenant(s)	• Letter of instruction signed by surviving tenant. • Copy of death certificate. • Medallion signature guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates
• Letter of instruction signed by executor.

• Copy of order appointing executor, certified within the past 12 months.

• Medallion signature guarantee, if applicable (see above).

• Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510	Mutual Fund Operations John Hancock Signature Services, Inc. 164 Corporate Drive Portsmouth, NH 03801	www.jhfunds.com	(24/7 automated service) 1-800-338-8080	1-800-225-5291

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Transaction policies

Valuation of shares

The NAV per share for each class of shares of the fund is determined twice each business day at 12:00 p.m. (noon) and at the close of regular trading on the New York Stock Exchange (NYSE) (typically 4:00 p.m., Eastern Time) on each business day that the NYSE is open. To help the fund maintain its $1 constant share price, portfolio investments are valued at cost, and any discount or premium created by market movements is amortized to maturity.

Buy and sell prices

When you buy shares, you pay the NAV, plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV, minus any applicable deferred sales charges.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange shares of a class of the fund for shares of the same class of any other John Hancock fund that is then offering that class, generally without paying any additional sales charges. The registration for both accounts must be identical. If no sales charge was paid on Class A shares, you will pay the sales charge imposed by the new fund. Otherwise, your Class A shares will be exchanged without a sales charge.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may cancel or change its exchange policies at any time upon 60 days’ written notice to its shareholders. For further details, see “Additional services and programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs. However, money market funds are typically utilized by investors for short-term investments, often in place of bank checking or savings accounts or for cash management purposes. Investors in money market funds value the ability to add and withdraw their funds quickly and without restrictions. Moreover, because all money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in market value, they generally are not the targets of abusive trading practices. For these reasons, the fund’s board of trustees has not adopted policies and procedures with respect to frequent purchases and redemptions of the fund’s shares, and the fund does not impose redemption fees or minimum holding periods for its investors. However, the fund’s management will seek to prevent an investor from utilizing the fund to facilitate frequent purchases and redemptions of shares in other John Hancock funds that are not money market funds. The John Hancock funds have adopted policies and procedures with respect to excessive trading and potential “market timing” activity for its non-money market funds (as described in the prospectus for the non-money market John Hancock funds), and an account will be prevented from purchasing additional shares or making further exchanges if the fund’s management determines that the account has engaged in timing activities in contravention of a non-money market John Hancock fund’s policies.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends

The fund generally declares dividends daily and pays them monthly. Capital gains, if any, are typically distributed at least annually. Most of the fund’s dividends are income dividends. Purchases by wire or other federal funds that are accepted before 12:00 p.m. (noon), Eastern Time, will receive the dividend declared that day. Other orders, including those that are not accompanied by federal funds, will begin receiving dividends the following day. Redemption orders wired before 12:00 p.m. (noon), Eastern Time will not receive that day’s dividends.

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Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. However, as long as the fund maintains a stable share price, you will not have a gain or loss on shares you sell or exchange, although a loss may still arise if a CDSC is paid.

Small accounts

If the value of your account is less than $2,500 you may be asked to purchase more shares within 30 days. If you do not take action, the fund may close out your account and mail you the proceeds. Alternatively, the fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason.

Additional investor services

Monthly Automatic Accumulation Program

MAAP lets you set up regular investments from paychecks or bank accounts to the John Hancock fund(s). Investors determine the frequency and amount of investments ($25 minimum per month), and they can terminate the program at any time. To establish, you must satisfy the minimum initial investment requirements specified in the section “Opening an account” and complete the appropriate parts of the account application.

Systematic withdrawal plan

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

•	Make sure you have at least $5,000 worth of shares in your account.

•	Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

•	Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

•	Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

•	Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds). To find out more, call Signature Services at 1-800-225-5291.

John Hancock funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts; do not accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. In addition, the fund no longer accepts salary deferrals into 403(b)(7) accounts. Please refer to the SAI for more information regarding these restrictions.

Disclosure of fund holdings

The fund’s policy regarding disclosure of portfolio holdings can be found in the SAI and the portfolio holdings information can be found at www.jhfunds.com.

On the fifth business day after month end, the following information for the fund is posted on the Web site: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site within 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year.

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For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders
Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information (SAI)
The SAI contains more detailed information on all aspects of the fund, and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents
There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc. P.O. Box 9510 Portsmouth, NH 03802-9510

By EASI-Line: 1-800-338-8080

By phone: 1-800-225-5291

By TDD: 1-800-554-6713

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section Securities and Exchange Commission Washington, DC 20549-0102

In person: at the SEC’s Public Reference Room in Washington, D.C.
For access to the Reference Room call 1-800-732-0330.

© 2009 JOHN HANCOCK FUNDS, LLC    440PN 8/09    SEC file number: 811-02485

John Hancock Funds, LLC
MEMBER FINRA | SIPC
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

Electronic delivery now available at
www.jhfunds.com/edelivery

JOHN HANCOCK MONEY MARKET FUND
Class A, Class B and Class C Shares
Statement of Additional Information
August 1, 2009
This Statement of Additional Information (“SAI”) provides information about John Hancock Money Market Fund (the “Fund”), in addition to the information that is contained in the Money Market Fund current Prospectus (the “Prospectus”). The Fund is a diversified series of John Hancock Current Interest (the “Trust”).
This SAI is not a prospectus. It should be read in conjunction with the Prospectus. This SAI incorporates by reference the Fund’s Annual Report. A copy of the Prospectus or Annual Report for the fiscal year ended March 31, 2009 can be obtained free of charge by writing or telephoning:
John Hancock Signature Services, Inc.
P. O. Box 9510
Portsmouth, NH 03802-9510
1-800-225-5291

ORGANIZATION OF THE FUND
The Fund is a series of the Trust, an open-end investment management company organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts.
John Hancock Advisers, LLC (“JHA” or the “Adviser”) is the Fund’s investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (“Manulife Financial”). Founded in 1862, John Hancock Financial Services and its subsidiaries (“John Hancock”) today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.
Manulife Financial Corporation is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$405.3 billion (US$321.7 billion) as of March 31, 2009.
Manulife Financial Corporation trades as ‘MFC’ on the Toronto Stock Exchange (“TSX”), the New York Stock Exchange (“NYSE”) and the Pacific Stock Exchange (“PSE”), and under ‘0945’ on the Stock Exchange of Hong Kong (“SEHK”). Manulife Financial can be found on the Internet at www.manulife.com.
The Fund is sub-advised by MFC Global Investment Management U.S., LLC (“MFC Global (U.S.)” or the “Sub-Adviser”). MFC Global (U.S.) is also a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation. MFC Global (U.S.) is responsible for providing investment advice to the Fund subject to the review of the Trustees and the overall supervision of the Adviser.
INVESTMENT OBJECTIVE AND POLICIES
The following information supplements the discussion of the Fund’s investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective of the Fund is non-fundamental and may be changed by vote of the Trustees without shareholder approval. However, the 25% investment limitation on foreign bank obligations is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.
The Fund seeks to provide maximum current income that is consistent with maintaining liquidity and preserving capital. The Fund invests in high quality money market instruments. The Fund’s investments will be subject to the market fluctuation and risks inherent in all securities.
The Fund seeks to achieve its objective by investing in money market instruments including, but not limited to, U.S. Government, municipal and foreign governmental securities; obligations of international organizations (e.g., the World Bank and the International Monetary Fund); obligations of U.S. and foreign banks and other lending institutions; corporate obligations;

repurchase agreements and reverse repurchase agreements. As a fundamental policy, the Fund may not invest more than 25% of its total assets in obligations issued by (i) foreign banks and (ii) foreign branches of U.S. banks where the Adviser has determined that the U.S. bank is not unconditionally responsible for the payment obligations of the foreign branch. All of the Fund’s investments will be denominated in U.S. dollars.
At the time the Fund acquires its investments, they will be rated (or issued by an issuer that is rated with respect to a comparable class of short-term debt obligations) in one of the two highest rating categories for short-term debt obligations assigned by at least two nationally recognized rating organizations (or one rating organization if the obligation was rated by only one such organization). These high quality securities are divided into “first tier” and “second tier” securities. First tier securities have received the highest rating from at least two rating organizations (or one, if only one has rated the security). Second tier securities have received ratings within the two highest categories from at least two rating agencies (or one, if only one has rated the security), but do not qualify as first tier securities. The Fund may also purchase obligations that are not rated, but are determined by the Adviser, based on procedures adopted by the Trustees, to be of comparable quality to rated first or second tier securities. The Fund may not purchase any second tier security if, as a result of its purchase (a) more than 5% of its total assets would be invested in second tier securities or (b) more than 1% of its total assets or $1 million (whichever is greater) would be invested in the second tier securities of a single issuer.
Investment Companies. To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder and any applicable exemptive relief, the Fund may invest in shares of other investment companies in pursuit of its investment objective. This may include investments in money market mutual funds in connection with the Fund’s management of daily cash portions. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund and its shareholders will also bear the pro rata portion of each other investment company’s advisory and operational expenses.
Ratings as Investment Criteria. In general, the ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Group (“S&P”), and Fitch Investors Service (“Fitch”) represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody’s and S&P and their significance.
Subsequent to its purchase by either Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund, but the Adviser will consider the event in its determination of whether the Fund should continue to hold the securities.
All of the Fund’s investments will mature in 397 days or less. The Fund will maintain an average dollar-weighted portfolio maturity of 90 days or less.
Government Securities. The Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates (“Ginnie Maes”), are supported by the full faith and credit of the United States. Certain other U.S. Government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds (“Fannie Maes”). No assurance can be given that the U.S. Government will provide financial support to such federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.
Custodial Receipts. The Fund may acquire custodial receipts in respect of U.S. government securities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). For certain securities law purposes, custodial receipts are not considered U.S. government securities.
Bank and Corporate Obligations. The Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Fund consists of direct U.S. dollar denominated obligations of domestic or foreign issuers. Bank obligations in which the Fund may invest include certificates of deposit, bankers’ acceptances and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.
Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. Bank notes and bankers’ acceptances rank junior to domestic deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $100,000 per depositor per bank.
Municipal Obligations. The Fund may invest in a variety of municipal obligations which consist of municipal bonds, municipal notes and municipal commercial paper.
Municipal Bonds. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the Adviser in determining whether a municipal obligation meets the Fund’s investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.
Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.
Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.
Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations in which the Fund may invest which were issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.
Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.
The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of S&P, Moody’s and Fitch represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.
Investments in Foreign Securities. The Fund may invest in U.S. dollar denominated foreign securities and certificates of deposit, bankers’ acceptances and fixed time deposits and other obligations issued by foreign banks and their U.S. and foreign branches and foreign branches of U.S. banks. The Fund may also invest in municipal instruments backed by letters of credit issued by certain foreign banks. Under current Securities and Exchange Commission (“SEC”) rules relating to the use of the amortized cost method of portfolio securities valuation, the Fund is restricted to purchasing U.S. dollar denominated securities.

Investing in obligations of non-U.S. issuers and foreign banks, particularly securities of issuers located in emerging countries, may entail greater risks than investing in similar securities of U.S. issuers. These risks include (i) social, political and economic instability; (ii) the small current size of the markets for many such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.
Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.
Foreign securities will be purchased in the best available market, whether through over-the-counter markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.
With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
The dividends, in some cases, capital gains, and interest payable on certain of the Fund’s foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.
Repurchase Agreements. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with “primary dealers” in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.
The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlying securities or lack of access to income during this period as well as the expense of enforcing its rights. The Fund will not invest in a repurchase agreement maturing in more than seven days, if such investment, together with other illiquid securities held by the Fund (including restricted securities) would exceed 10% of the Fund’s net assets.
Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of liquid securities, of any type or maturity in an amount at least equal to the repurchase prices of these securities (plus any accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. In addition, the Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 33 1/3% of the market value of its total assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For this purpose, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets. The Fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser and/or Sub-Adviser will monitor the creditworthiness of the banks involved.
Restricted Securities. The Fund may purchase securities that are not registered (“restricted securities”) under the Securities Act of 1933 (“1933 Act”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for Section 4(2) paper or specific Rule 144A securities, that they are liquid, they will not be subject to the 10% limit. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund’s investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.
Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.
When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.
On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.
Lending of Securities. The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting. The Fund has entered into an agreement with Morgan Stanley & Co. Incorporated and MS Securities Services Inc. (collectively, “Morgan Stanley”) which permits the Fund to lend securities to Morgan Stanley on a principal basis. It is presently anticipated that Morgan Stanley will be the primary borrower of securities of the Funds. The risk of having one primary borrower of Fund securities (as opposed to several borrowers) is that should Morgan Stanley fail financially, all securities lent will be affected by the failure and by any delays in recovery of the securities (or in the rare event, loss of rights in the collateral).
Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities in different segments of the market for Government Obligations. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund’s portfolio turnover rate is set forth in the table under the caption “Financial Highlights” in the Prospectus.

Portfolio Holdings Disclosure Policy. The Board of Trustees of the Trust (the “Board”) has adopted a Policy Regarding Disclosure of Portfolio Holdings, see Appendix D of this SAI, to protect the interests of the shareholders of the Trust and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a fund’s subadvisers, principal underwriter or affiliated persons of a fund’s Adviser or principal underwriter. The Trust’s general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all parties, including individual and institutional investors, intermediaries, affiliated persons of a fund, and to all third party service providers and rating agencies.
The Trust posts on the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition; number of holdings; bond fund duration. The Trust posts to its Web site at www.jhfunds.com complete portfolio holdings for a fund fifteen (15) days after each calendar month end. A fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of the Trust’s fiscal year and on Form N-CSR on the second and fourth quarter ends of the Trust’s fiscal year. Form N-Q is not required to be mailed to shareholders, but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a fund’s portfolio holdings with their annual and semi-annual reports.
Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a fund to: entities which, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Morningstar and Lipper; or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by the Trust’s Chief Compliance Officer (“CCO”) or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.
At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); NASDQ (net asset values per share (“NAVs”), daily); Charles River (holdings and securities details, daily); and DST (NAVs, daily).
The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval.
When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board of Trustees. The Board of Trustees shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of the Trust’s shareholders.
The receipt of compensation by a fund, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions. The following investment restrictions will not be changed without the approval of a majority of the Fund’s outstanding voting securities which, as used in the Prospectus and this SAI, means the approval by the lesser of (1) the holders of 67% or more of the Fund’s shares represented at a meeting if more than 50% of the Fund’s outstanding shares are present in person or by proxy at the meeting or (2) more than 50% of the Fund’s outstanding shares.

(1)	The Fund may not borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes (except that it may enter into a reverse repurchase agreement within the limits described in the Prospectus or this SAI), or pledge, mortgage or hypothecate an amount of its assets (taken at market value) in excess of 15% of its total assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, futures contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets.

(2)	The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(3)	The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(4)	The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5)	The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6)	The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7)	The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. For the elimination of doubt, this limitation does not apply to investments in obligations of the U.S. Government or any of its agencies, instrumentalities or authorities and instruments issued by U.S. banks, including foreign braches of U.S. banks if the Adviser has determined that the U.S. bank unconditionally responsible for the payment obligations of the foreign branch.

Except with respect to borrowing money, if a percentage restriction or rating restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the Fund’s portfolio securities or a later change in the rating of a portfolio security will not be considered a violation of the policy.
THOSE RESPONSIBLE FOR MANAGEMENT
The business of the Fund is managed by its Trustees, including certain Trustees who are not “interested persons” of the Fund or the Trust (as defined by the 1940 Act) (the “Independent Trustees”), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund’s principal distributor, John Hancock Funds, LLC (“John Hancock Funds” or the “Distributor”).
Interested Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Trust	Directorships During the Past 5 Years	Trustee
James R. Boyle(1) (1959)	Trustee (since 2006)	Executive Vice President, MFC (since 1999); Director and President, John Hancock Variable Life Insurance Company (since 2007); Director and Executive Vice President, John Hancock Life Insurance Company (“JHLICO”) (since 2004); Chairman and Director, the Adviser, The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company) and the Distributor (since 2005); Chairman and Director, John Hancock Investment Management Services, LLC (“JHIMS”) (since 2006); Senior Vice President, The Manufacturers Life Insurance Company (U.S.A) (until 2004). (2)	264

Interested Trustees

			Number of
			Funds in John
			Hancock Fund
			Complex
Name	Position with	Principal Occupation(s) and Other	Overseen by
(Birth Year)	the Trust	Directorships During the Past 5 Years	Trustee
John G. Vrysen(1) (1955)	Trustee (since 2009) Chief Operating Officer (since 2006)	Senior Vice President, MFC (since 2006); Director, Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley Group, JHA, and the Distributor (since 2007); Chief Operating Officer, John Hancock Funds (“JHF”), John Hancock Funds II (“JHF II”), and John Hancock Trust (“JHT”) (since 2007), Director, John Hancock Signature Services, Inc. (“Signature Services”) (since 2005); Chief Financial Officer, the Adviser, The Berkeley Group, MFC Global (U.S.), JHA, the Distributor, JHF, JHF II, John Hancock Funds III (“JHF III”) and JHT (2005-2007); Vice President, MFC (until 2006).	47

(1)	The Trustee is an Interested Trustee due to his position with the Adviser and certain of its affiliates.

(2)	Prior to January 1, 2005, John Hancock Life Insurance Company (U.S.A.) (“JHLICO (U.S.A.)”) was named The Manufacturers Life Insurance Company (U.S.A.).

Independent Trustees

Number of
Funds in John
Hancock Fund
	Position(s)		Complex
Name	with the	Principal Occupation(s) and Other	Overseen by
(Birth Year)	Trust	Directorships During the Past 5 Years	Trustee
James F. Carlin (1940)	Trustee (since 2006)	Director and Treasurer, Alpha Analytical Laboratories (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and CEO, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee, Massachusetts Health and Education Tax Exempt Trust (1993 to 2003).	47

Independent Trustees

			Number of
			Funds in John
			Hancock Fund
	Position(s)		Complex
Name	with the	Principal Occupation(s) and Other	Overseen by
(Birth Year)	Trust	Directorships During the Past 5 Years	Trustee
William H. Cunningham (1944)	Trustee (since 2006)	Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman and CEO, IBT Technologies (until 2001); Director of the following: Hicks Acquisition Company 1, Inc. (since 2007); Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000), Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory Director, Q Investments (until 2003); Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank — Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).	47

Deborah Jackson (1952)	Trustee (since 2008)	Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002 to 2008); Board of Directors of Harvard Pilgrim Healthcare (since 2007).	47

Charles L. Ladner (1938)	Trustee (since 2006)	Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P.(gas distribution) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (until 2005).	47

Independent Trustees

			Number of
			Funds in John
			Hancock Fund
	Position(s)		Complex
Name	with the	Principal Occupation(s) and Other	Overseen by
(Birth Year)	Trust	Directorships During the Past 5 Years	Trustee
Stanley Martin (1947)	Trustee (since 2008)	Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004 to 2006); Executive Vice President/Consultant, HSBC Bank USA (2000 to 2003); Chief Financial Officer/Executive Vice President, Republic New York Corporation & Republic National Bank of New York (1998 to 2000); Partner, KPMG LLP (1971 to 1998).	47

Patti McGill Peterson (1943)	Trustee (since 2006) Chairperson (since 2008)	Principal, PMP Globalinc (consulting) (since 2007); Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior Fellow, Cornell University Institute of Public Affairs, Cornell University (1997-1998); Former President Wells College, St. Lawrence University and the Association of Colleges and Universities of the State of New York. Director of the following:	47
		Niagara Mohawk Power Corporation (until 2003); Security Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors, The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program (until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002); Council for International Educational Exchange (since 2003).

John A. Moore (1939)	Trustee (since 2006)	President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution) (until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).	47

Steven R. Pruchansky (1944)	Trustee (since 2006) Vice Chairman (since 2008)	Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).	47

Gregory A. Russo (1949)	Trustee (since 2008)	Vice Chairman, Risk & Regulatory Matters, KPMG, LLC (“KPMG”) (2002 to 2006); Vice Chairman, Industrial Markets, KPMG (1998 to 2002).KPMG (1998 to 2002).	47

Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee.

Principal Officers who are not Trustees
	Position(s)
Name, (Year of Birth),	Held with	Officer	Principal Occupation(s) and other Directorships
Address(1)	Fund	since	During Past 5 Years
Keith F. Hartstein (1956)	President and Chief Executive Officer	2005	Senior Vice President, MFC (since 2004); Director, President and Chief Executive Officer, the Adviser, The Berkeley Group, the Distributor (since 2005); Director, MFC Global (U.S.) (since 2005); Chairman and Director, Signature Services (since 2005); Director, President and Chief Executive Officer, JHIMS (since 2006); President and Chief Executive Officer, JHF and JHF III, Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Director, President and Chief Executive Officer, JHF II and JHT (2005 to 2009), President and Chief Executive Officer, MFC Global (U.S.) (2005 to 2006); Executive Vice President, the Distributor (until 2005).

Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2006	Vice President and Counsel, JHLICO (U.S.A.) (since 2006); Secretary and Chief Legal Officer, JHF, JHF II, JHF III and JHT (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999 to 2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000 to 2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000 to 2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004 to 2006).

Francis V. Knox, Jr. (1947)	CCO	2005	Vice President and CCO, JHIMS, the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, JHF, JHF II, JHF III and JHT (since 2005); Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004).

Michael J. Leary (1965)	Treasurer	2007	Vice President, JHLICO (U.S.A.) and Treasurer for JHF, JHF II, JHF III and JHT ( since 2009); Assistant Treasurer for JHF, JHF II, JHF III and JHT (2007 to 2009), Vice President and Director of Fund Administration, JP Morgan (2004 to 2007).

Charles A. Rizzo (1957)	Chief Financial Officer	2007	Chief Financial Officer, JHF, JHF II, JHF III and JHT (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005 to 2007); Vice President, Goldman Sachs (2005 to 2007); Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003 to 2005).

Duties of Trustees; Board Meetings and Board Committees
The Trust is organized as a Massachusetts business trust. Under the Trust’s Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers who assist in managing its day-to-day affairs. The Board met seven times during the Trust’s last fiscal year.
As of January 2009, the Board had six standing committees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; Investment Performance Committee A and the Contracts/Operations Committee.
The current membership of each committee is set forth below. As Chairperson of the Board, Ms. McGill Peterson is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Nominating,
		Governance and	Investment
Audit	Compliance	Administration	Performance A	Contracts/Operations

Mr. Cunningham Ms. Jackson Mr. Martin	Mr. Carlin Mr. Russo	All Independent Trustees	Ms. Jackson Mr. Ladner Mr. Martin Mr. Pruchansky	Mr. Ladner Dr. Moore Mr. Pruchansky
Prior to January 2009, the Board had four standing committees: the Audit and Compliance Committee; the Governance Committee; the Investment Performance Committee; and the Contracts/Operations Committee. During the period from April 1, 2008 through December 31, 2008, the Audit and Compliance Committee met six times; the Governance Committee met three times; the Investment Performance Committee met three times; and the Contracts/Operations Committee met three times. During the period from January 1, 2009 through March 31, 2009, the Audit Committee met twice; the Compliance Committee met once; the Nominating, Governance and Administration Committee met once; Investment Committee A met once; and the Contracts/Operations Committee met once.
Audit Committee. All of the members of this Committee are independent, and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Committee. This Committee recommends to the full Board independent registered public accounting firms for the Fund, oversees the work of the independent registered public accounting firm in connection with the Fund’s audit, communicates with the independent registered public accounting firm on a regular basis and provides a forum for the independent registered public accounting firm to report and discuss any matters it deems appropriate at any time.
Compliance Committee. The primary role of this Committee is to oversee the activities of the Trust’s Chief Compliance Officer; the implementation and enforcement of the Trust’s compliance policies and procedures; and compliance with the Trust’s and the Independent Trustees’ Codes of Ethics.

Nominating, Governance and Administration Committee. This Committee is comprised of all of the Independent Trustees. This Committee reviews the activities of the other standing committees and makes the final selection and nomination of candidates to serve as Independent Trustees. The Interested Trustees and the officers of the Trust are nominated and selected by the Board.
In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, this Committee will generally apply the following criteria: (i) the nominee’s reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee’s business acumen, experience and ability to exercise sound judgments; (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company; (iv) a commitment to regularly attend and participate in meetings of a Board and its committees; (v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders; and (vi) the absence of a real or apparent conflict of interest that would impair the nominee’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. This Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities.
It is the intent of this Committee that at least one Independent Trustee be an “audit committee financial expert” as defined by the Securities and Exchange Commission (the “SEC”).
As long as an existing Independent Trustee continues, in the opinion of this Committee, to satisfy these criteria, the Trust anticipates that the Committee would favor the renomination of an existing Independent Trustee rather than a new candidate. Consequently, while the Committee will consider nominees recommended by shareholders to serve as Independent Trustees, this Committee may only act upon such recommendations if there is a vacancy on the Board or a committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, this Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of this Committee. This Committee may retain a consultant to assist it in a search for a qualified candidate, and did so in 2008. The Committee has adopted Procedures for the Selection of Independent Trustees.
Any shareholder recommendation for Independent Trustee must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by this Committee. In evaluating a nominee recommended by a shareholder, this Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder’s candidate among the slate of nominees, the candidate’s name will be placed on the Fund’s proxy card. If this Committee or the Board determines not to include such candidate among the Board’s designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder’s candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund’s Proxy Statement.
Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Trust at the following address: 601 Congress Street, Boston, Massachusetts 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

Investment Performance Committee A. This Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary.
Contracts/Operations Committee. This Committee oversees the initiation, operation, and renewal of the various contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers.
Compensation of Trustees
The Trust pays fees only to its Independent Trustees. Trustees are reimbursed for travel and other out-of-pocket expenses. The following table shows the compensation paid to each Independent Trustee for his or her service as a Trustee for the fiscal year ended March 31, 2009. In this table, the amount shown for Mr. Russo is “None” since he began service as a Trustee after the end of the Trust’s fiscal year.
Independent Trustee Compensation

		John Hancock Fund
Independent Trustee	Trust	Complex*
Carlin	$3,444	$268,834
Cunningham	$2,131	$160,500
Jackson	$758	$42,750
Ladner	$2,131	$165,500
Martin	$261	$59,860
McGill Peterson	$2,131	$160,500
Moore	$2,773	$215,000
Pruchansky	$2,863	$206,500
Russo	None	$59,960
The Trust does not have a pension or retirement plan for any of its Trustees or officers. The Trust participates in the John Hancock Deferred Compensation Plan for Independent Trustees (the “Plan”). Under the Plan, an Independent Trustee may elect to have his or her deferred fees invested in shares of one or more funds in the John Hancock Fund Complex and the amount paid to the Independent Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees does not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. As of December 31, 2008, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Fund Complex for Mr. Cunningham was $155,441; Mr. Ladner was $71,250; Ms. McGill Peterson was $112,504; Dr. Moore was $209,776; and Mr. Pruchansky was $255,930 under the Plan.

Trustee Ownership of Shares of the Fund
The table below sets forth the dollar range of the value of the shares of the Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of December 31, 2008. The current value of the funds that the participating Independent Trustees have selected under the Plan is included in this table. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:
A-$0
B -$1 up to and including $10,000
C -$10,001 up to and including $50,000
D -$50,001 up to and including $100,000
E -$100,001 or more

McGill
Fund/Trustee	Boyle	Carlin	Cunningham	Jackson	Ladner	Martin	Peterson	Moore
Money Market	A	B	A	A	B	A	B	A
John Hancock Fund Complex	E	E	E	B	E	C	E	E

Fund/Trustee	Pruchansky	Russo	Vrysen
Money Market	B	A	B
John Hancock Fund Complex	E	C	E
As of June 30, 2008, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund. As of that date, there were no shareholders that owned of record or beneficially 5% or more of the outstanding shares of any class of the Fund.
INVESTMENT ADVISORY AND OTHER SERVICES
The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $16 billion in open-end funds, closed-end funds, private accounts and retirement plans and related party assets for individual and institutional investors as of March 31, 2009. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.
The Sub-Adviser, MFC Global (U.S.), located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of March 31, 2009 had approximately $21 billion in assets under management. The Sub-Adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (an indirect wholly-owned subsidiary of Manulife Financial Corporation).

The Board appointed MFC Global (U.S.) as Sub-Adviser to the Fund effective December 31, 2005. As of that date, the investment personnel of the Adviser were reassigned to MFC Global (U.S.). The Adviser will continue to serve as investment adviser to the Fund and will be responsible for the supervision of MFC Global (U.S.)’s services to the Fund.
Advisory Agreement. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of the Adviser is MFC based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company (the “Life Company”) and its subsidiaries, collectively known as Manulife Financial. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
The Fund has entered into an investment management contract (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Fund. On April 16, 2009, the Fund’s shareholders approved a new Advisory Agreement that streamlines and standardizes the advisory agreements across the John Hancock Fund Complex. The new Advisory Agreement became effective as of July 1, 2009.
As compensation for its advisory services under the Advisory Agreement, the Adviser receives a fee from the Trust computed separately for the Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of the Fund. On April 16, 2009, the shareholders also approved revisions to the Advisory Agreement to change the frequency with which advisory fees are paid from monthly payment to daily payment. Because the Fund’s advisory fees have historically been accrued on a daily basis, there is no difference between the amounts that the Fund would have paid if daily payment of advisory fees were in effect in prior periods instead of monthly payment.
Pursuant to the Advisory Agreement, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Fund. The Adviser monitors each subadviser’s management of the Fund’s investment operations in accordance with the investment objectives and related policies of the Fund, and reviews the performance of such Subadvisers and reports periodically on such performance to the Board.
The Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, Prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.
Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser for the Fund or for other funds or clients for which the Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Pursuant to the Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.
Under the Advisory Agreement, the Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the Life Company may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.
As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fee(Annual Rate)*
First $500 million	0.500%
Next $250 million	0.425%
Next $250 million	0.375%
Next $500 million	0.350%
Next $500 million	0.325%
Next $500 million	0.300%
Amount Over $2.5 billion	0.275%

*	The Adviser has contractually limited the advisory fee to 0.40% of the Fund’s average daily net assets until July 31, 2010 and cannot reinstate the fee without the Trustees’ consent.

From time to time, the Adviser may reduce its fees or make other arrangements to limit the Fund’s expenses to a specified percentage of average daily net assets. The Adviser retains the right to reimpose a fee and recover other payments to the extent that, at the end of any fiscal year, the Fund’s actual expenses at year end fall below this limit.
The following tables show the advisory fees that the Fund incurred and paid to the Adviser for (i) the fiscal year ended March 31, 2007; (ii) the fiscal year ended March 31, 2008 and (iii) the fiscal year ended March 31, 2009.

	Year ended March 31, 2007			Year ended March 31, 2008
Fund	Gross Fees	Waivers	Net Fees	Gross Fees	Waivers	Net Fees
Money Market Fund	$1,169,234	$233,847	$935,387	$1,448,196	$289,639	$1,158,557

	Year ended March 31, 2009
Fund	Gross Fees	Waivers	Net Fees
Money Market Fund	$2,070,198	$414,040	$1,656,158
As compensation for its services under the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser monthly a fee based on a stated percentage of the average of the daily net assets of the Fund as follows:

Average Daily Net Assets	Fee(Annual Rate)
First $500 million	0.050%
Next $250 million	0.020%
Next $250 million	0.020%
Next $500 million	0.020%
Next $500 million	0.020%
Next $500 million	0.020%
Amount Over $2.5 billion	0.020%
Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provides investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.
Under the Advisory Agreement, the Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the “Life Company”) may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement was approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement will continue in effect from year to year, provided that its continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or “interested persons” of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority of the outstanding voting securities of the Fund and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.
Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.
Accounting and Legal Services Agreement. Through June 30, 2009, the Trust, on behalf of the Fund, had been a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. Pursuant to this Agreement, the Adviser provided the Fund with certain tax, accounting and legal services. The following table shows the accounting and legal services fee paid for services under this Agreement for: (i) the fiscal year ended March 31, 2007; (ii) the fiscal year ended March 31, 2008; and (iii) the fiscal year ended March 31, 2009.
Accounting and Legal Services Fee

2007	2008	2009
$32,537	$32,004	$69,535
Service Agreement. Effective as of July 1, 2009, the Board approved a new Service Agreement with JHA to replace the prior Accounting and Legal Services Agreement, under which the Fund received Non-Advisory Services. These Non-Advisory Services include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. JHA will be reimbursed for its costs in providing Non-Advisory Services to the Fund under the Service Agreement.
JHA is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHA in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.
The Service Agreement has an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf the Fund, or JHA may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

Advisers and Sub-Advisers — Other Business Relationships.
A description of business relationships among the Adviser, the Sub-Advisers, John Hancock Investment Management Services, Inc. (JHIMS)1, other John Hancock Funds’ subadvisers and Manulife Financial Corporation’s (“Manulife”) affiliates is below:
Business Arrangement between JHIMS and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). As a part of the overall business arrangement between JHIMS and GMO under which JHIMS has obtained exclusive rights to certain GMO investment management services for up to five years, JHIMS has agreed that under certain circumstances it (and not JHF II2, JHF III3 or JHT4 or a particular fund) will pay to GMO a specified amount (up to $25 million if the GMO subadvisory agreement is terminated within a five year period from the date of its effectiveness. JHIMS has also agreed that, subject to its fiduciary duties as an investment adviser to each fund and its shareholders, it will not recommend to the Board of Trustees to terminate the applicable GMO subadvisory agreement or to reduce any of the fees payable thereunder to GMO for a five year period from the date of its effectiveness. None of JHF III, JHT or JHF II is a party to any of these arrangements, and they are not binding upon JHF III, JHT, JHF II, the funds subadvised by GMO or the Board of Trustees of JHF III/JHT/JHF II. However, these arrangements present certain conflicts of interest because JHIMS has a financial incentive to support the continuation of the GMO agreement for as long as the termination provisions described above remain in effect.
Independence Investment LLC (“Independence”) Business Arrangement. On May 31, 2006 a subsidiary of Manulife entered into an agreement with the parent of Convergent Capital Management (“Convergent”) pursuant to which substantially all of the assets of Independence, a subsidiary of Manulife, were transferred to a newly formed subsidiary (“New Independence”) of Convergent (the “Transaction”). Prior to the closing of the Transaction, Independence was the subadviser to the Growth and Income Trust and Small Cap Trust, each a series of John Hancock Trust, and the Small Cap Fund, a series of JHF II (collectively, the “Funds”) and at the closing of the Transaction New Independence became the subadviser to the Funds.
The Transaction was structured as a sale of assets. At closing Convergent paid Manulife approximately $25 million (subject to adjustment). In addition, Convergent will also make contingent payments to Manulife on certain anniversary dates of the closing if the revenue received by New Independence from the management of proprietary accounts of Manulife and its affiliates or accounts for which Manulife or its affiliates act as investment adviser meet certain revenue targets. Consequently, while the contingent payments are not dependent upon the approval or continuation of the subadvisory agreements with respect to any of the Funds, the revenues earned by New Independence as a result of its subadvisory relationship with respect to the Funds would count towards the revenue target necessary to earn the contingent payments. The maximum amount of contingent payments is $10 million. Nothing in the agreement between Manulife and Convergent imposes any limitations upon the rights of JHIMS to recommend termination of the New Independence Subadvisory Agreements.
Pzena Investment Management, LLC (“Pzena”) Agreement for the JHF III Classic Value Mega Cap Fund. JHIMS and Pzena have entered into an agreement regarding the Classic Value Mega Cap Fund, a JHF III fund, under which Pzena has agreed not to serve as investment adviser (including subadviser) to another investment company managed in a style similar to the Class

Value Mega Cap Fund for a certain period of time. In the event Pzena should advise such an investment company, the agreement would entitle JHIMS to certain liquidated damages due to the fact that JHIMS and the distributor to the Classic Value Mega Cap Fund will make unreimbursed expenditures in the organization and ongoing promotion of the fund.
Epoch Investment Partners, Inc. (“EPOCH”) Agreement for the JHF III Global Shareholder Yield Fund. JHIMS and EPOCH have entered into an agreement regarding the Global Shareholder Yield Fund, a JHF III fund, under which EPOCH has agreed not to serve as investment adviser (including subadviser) to another investment company managed in a style similar to the Global Shareholder Yield Fund for a certain period of time. In the event EPOCH should advise such an investment company, the agreement would entitle JHIMS to certain liquidated damages due to the fact that JHIMS and the distributor to the Global Shareholder Yield Fund will make unreimbursed expenditures in the organization and ongoing promotion of the fund.
Advisory and Sub-Advisory Relationships with Other Funds. JHIMS is also the investment adviser for all of the series of JHF II, JHF III and JHT.
The following John Hancock Funds’ (JHF5) subadvisers are also subadvisers to JHF II and JHT:
1. Sustainable Growth Advisers, LP is the subadviser to the U.S. Global Leaders Growth Fund.
2. Pzena is the subadviser to the Classic Value Fund/Trust.
3. MFC Global Investment Management (U.S.A.) Limited (“MFC Global (U.S.A.)”) is the subadviser to the American Diversified Growth & Income Portfolio/Trust, American Fundamental Holdings Portfolio/Trust, American Global Diversification Portfolio/Trust, Asset Allocation Fund, Core High Yield Fund, Global Agribusiness Fund, Global Infrastructure Fund, Global Timber Fund, Index 500 Fund, 500 Index Trust, 500 Index Trust B, Money Market Fund/Trust, Money Market Trust B, Mid Cap Index Fund/Trust, Pacific Rim Trust, Optimised All Cap Fund/Trust, Optimised Value Fund/Trust, Small Cap Index Fund/Trust, Total Stock Market Index Fund/Trust, Absolute Return Portfolio/Trust, Lifestyle Portfolios/Trusts, Lifecycle Portfolios/Trust, Index Allocation Trust, Franklin Templeton Founding Allocation Trust, Retirement Distribution Portfolio and Retirement Rising Distribution Portfolio.
4. MFC Global (U.S.), LLC is the subadviser to the Active Bond Fund/Trust, Emerging Growth Fund/Trust, High Income Fund/Trust, Leveraged Companies Fund, Short Term Government Income Fund and Strategic Income Fund/Trust.
5. GMO is the subadviser to the Growth Trust, Growth Opportunities Fund/Trust, International Core Trust, International Growth Fund/Trust, Intrinsic Value Trust, Managed Trust, Small Cap Opportunities Fund, U.S. Multi Sector Fund/Trust, U.S. Core Trust and Value Opportunities Fund/Trust,
6. Independence is the subadviser to the Small Cap Fund/Trust.
7. Deutsche Investment Management Americas Inc. (“Deutsche”) is the subadviser consultant to All Cap Core Fund/Trust, Lifestyle Portfolios/Trust, Lifecycle Portfolios, Global Real Estate Fund/Trust, Real Estate Securities Fund/Trust and Strategic Income Trust.

John Hancock Freedom 529. The John Hancock Freedom 529 is a national multimanaged Section 529 education savings plan. Several of the portfolios offered by John Hancock Freedom 529 are managed by JHA and Pzena is the subadviser.
John Hancock Private Client Group. MFC Global (U.S.) provides investment advisory services to the John Hancock Private Client Group which services separately managed accounts sponsored by broker dealers.
Management of John Hancock/Manulife Assets. Several of the affiliated subadvisers such as MFC Global (U.S.A.) and MFC Global (U.S.) provide investment advisory services to John Hancock/Manulife for “on balance sheet assets.”
Affiliates of Subadvisers That Distribute John Hancock Products. Affiliates of the following John Hancock Funds subadvisers also distribute other John Hancock products:
1.	Deutsche (Alex Brown and Scudder)

2.	Independence (City National)

3.	John Hancock Financial Network (affiliate of JHIMS, MFC Global (U.S.) and MFC Global (U.S.A.))

1	JHIMS, a registered investment adviser.

2	JHF II, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the 1940 Act;

3	JHF III, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the 1940 Act;

4	JHT, a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the 1940 Act; and

5	JHF, consists of fourteen Massachusetts business trusts organized under the laws of The Commonwealth of Massachusetts and are open-end investment management companies registered under the 1940 Act; includes nine closed-end investment management companies

Proxy Voting. The Trust’s proxy voting policies and procedures (the “Trust’s Procedures”) delegate to the Subadviser the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the Subadviser’s proxy voting policies and procedures. A Subadviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Trust’s Procedures and the proxy voting procedures of the Subadviser are set forth in Appendix C to this SAI.
It is possible that conflicts of interest could arise for a Subadviser when voting proxies. Such conflicts could arise, for example, when the Subadviser or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Trust, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.
In the event a Subadviser becomes aware of a material conflict of interest, the Trust’s Procedures generally require the Subadviser to follow any conflicts procedures that may be included in the Subadviser’s proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:
(a)	voting pursuant to the recommendation of a third party voting service;

(b)	voting pursuant to pre-determined voting guidelines; or

(c)	referring voting to a special compliance or oversight committee.
The specific conflicts procedures of the Subadviser are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.
Although the Subadviser has a duty to vote all proxies on behalf of the portfolios it subadvises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the Subadviser may determine that it is not in the best interests of the portfolio to vote the proxies. A subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.
Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge, upon request, by calling (800) 344-1029 (attention: Michael J. Leary); and (2) on the SEC’s website at http://www.sec.gov.
Affiliated Underwriting Transactions by the Subadviser. The Trust has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participates. These procedures prohibit the Fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase.
DISTRIBUTION CONTRACTS
The Fund has a Distribution Agreement with John Hancock Funds, LLC, the “Distributor.” Under the Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Distributor accepts orders for the purchase of the shares of the Fund that are continually offered at NAV next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, the Distributor and the Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. In the case of Class B and Class C shares, the Selling Firm receives compensation immediately but the Distributor is compensated on a deferred basis.
The Board has adopted distribution plans with respect to Class A, Class B and Class C shares of the Fund (the “12b-1 Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the 12b-1 Plans, the Fund pays distribution and service fees at an aggregate annual rate of up to 0.25% for Class A shares and 1.00% for Class B and Class C shares, of the Fund’s average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.15% for Class A and 0.25% of the Class B and Class C average daily net assets attributable to each class of shares.

There are two types of Distribution Plans: “reimbursement” and “compensation” plans. While a reimbursement plan provides for reimbursement of certain distribution and shareholder service expenses of a Fund, a compensation plan provides for direct payment of distribution and shareholder service fees to the Distributor.
Under a reimbursement plan, if the aggregate payments received by the Distributor for the Fund in any fiscal year exceed the expenditures made by the Distributor in that year pursuant to that plan, the Distributor reimburses the Fund for the amount of the excess. If, however, the expenditures made by the Distributor on the Fund’s behalf during any fiscal year exceed the payments received under the Class B or Class C reimbursement plans, the Distributor is entitled to carry over such unreimbursed expenses with interest to be paid in subsequent fiscal years from available 12b-1 amounts. (Unreimbursed expenses for Class A shares were not carried over.) The Fund does not treat unreimbursed expenses under Class B and Class C 12b-1 Plans as a liability of the Fund, because the Trustees could have terminated either of these Plans at any time with no additional liability for these expenses to the shareholders and the Fund.
On April 16, 2009, the Fund’s Class A and Class B shareholders approved proposals to change the 12b-1 Plans from “reimbursement” to “compensation” plans. While the amendments did not change the maximum amount that may be paid under these 12b-1 Plans to the Distributor in connection with the distribution of these classes of shares of the Fund, the Distributor is no longer obligated to reimburse the Fund to the extent that such payments exceed distribution-related expenses incurred by the Distributor with respect to the Fund for a particular fiscal year. Under the compensation 12b-1 Plans for Class A and Class B shares, the Distributor will retain the entire amount of the payments it receives, even if such amount exceeds the Distributor’s actual distribution-related expenses for the applicable fiscal year. The Class C 12b-1 Plan will continue, however, to operate as a reimbursement plan.
Under the 12b-1 Plans, the Fund makes payments to the Distributor from assets attributable to particular share classes to compensate the Distributor and other selling dealers, various banks, broker-dealers and other financial intermediaries, for providing certain services to the holders of these share classes. Such services may include the following:

•	formulation and implementation of marketing and promotional activities;

•	preparation, printing and distribution of sales literature;

•	preparation, printing and distribution of prospectuses and Fund reports to other than existing shareholders;

•	obtaining such information with respect to marketing and promotional activities as the Distributor deems advisable;

•	making payments to dealers and others engaged in the sale of shares or who engage in shareholder support services; and

•	providing training, marketing and support with respect to the sale of shares.

The Distributor may remit on a continuous basis all of the payments it receives to its registered representatives and other financial intermediaries as a trail fee in recognition of their services and assistance.
The Distributor makes payments to dealers on accounts for which such dealer is designated dealer of record. Payments are based on the average net asset value of the accounts. At least quarterly, the Distributor provides to the Board, and the Board reviews, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.
Continuance of the 12b-1 Plans must be approved by the Board, including a majority of the Independent Trustees, annually. The 12b-1 Plans may be amended by a vote of the Board, including a majority of the Independent Trustees, except that the plans may not be amended to materially increase the amount spent for distribution without approval of the shareholders of the affected class. Agreements entered into pursuant to the 12b-1 Plans terminate automatically in the event of an assignment and may be terminated upon a vote of a majority of the Independent Trustees or by vote of a Majority of the Outstanding Voting Securities of the affected class.
For the fiscal year ended March 31, 2009 an aggregate of $6,634,705 of Distribution Expenses or 17.06% of the average net assets of the Fund’s Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended March 31, 2009, an aggregate of $1,226,574 of Distribution Expenses or 3.12% of the average net assets of the Fund’s Class C shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees.
Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.
During the fiscal year ended March 31, 2009, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services to the Fund.
Expense Items

					Interest,
		Printing and Mailing		Expenses of	Carrying or
		of Prospectuses to	Compensation	John Hancock	Other Finance
	Advertising	New Shareholders	to Selling Firms	Funds	Charges
Class A	$63,043	$6,633	$130,499	$653,319	$0
Class B	$60,509	$138	$9,588	$298,244	$0
Class C	$36,520	$618	$79,294	$241,510	$0

SALES COMPENSATION
As part of their business strategies, the Fund, along with the Distributor, pays compensation to Selling Firms that sell the Fund’s shares. These firms typically pass along a portion of this compensation to your broker or financial representative.
The two primary sources of Selling Firm compensation payments for Class A, Class B and Class C are (1) the 12b-1 fees that are paid out of the fund’s assets and (2) sales charges paid by investors, if any. The 12b-1 fees are detailed in the prospectus and under “Distribution Contracts” and “Deferred Sales Charge on Class B and Class C Shares” in this SAI. The portions of these fees paid to Selling Firms are described in the “First Year Broker or Other Selling Firm Compensation” chart.
Initial Compensation. Whenever you make an investment in Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described in the chart “First Year Broker or Other Selling Firm Compensation.” The Selling Firm also receives the first year’s 12b-1 service fee at this time.
Annual Compensation. For Class A shares of the Fund beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.15% of its average daily net assets. For Class B and C shares of the Fund beginning with the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid monthly in arrears by the Fund.
Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Internal Revenue Code of 1986, as amended (the “Code”), which is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial ROTH IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for the John Hancock Money Market Fund) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.
Additional Payments to Financial Intermediaries. Shares of the Fund are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Fund’s Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds’ efforts to promote the sale of the Fund’s shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor’s promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.
As of July 1, 2009 the following members of the Financial Industry Regulatory Authority (“FINRA”) have arrangements with the Distributor pursuant to which the firm is entitled to a revenue sharing payment, each member may receive up to 0.25% of revenue sharing:

1st Global Capital Corp.	Investment Professionals, Inc.
A.G. Edwards & Sons, Inc.	Investors Capital Corp
AIG — Advantage Capital Corporation	J.J.B. Hilliard, W.L. Lyons, Inc
AIG — AIG Financial Advisors, Inc.	Janney Montgomery Scott, LLC
AIG — American General Securities	John Hancock Financial Network
AIG — FSC Securities Corporation	Lincoln Financial Advisors Corporation
AIG — Royal Alliance Associates, Inc.	LPL — Associated Securities Corporation
Ameriprise Financial Services, Inc.	LPL — Linsco/Private Ledger Corporation
AXA Advisors, LLC.	LPL — Mutual Service Corporation
Banc of America Securities LLC	LPL — Uvest Financial Services Group, Inc.
Berthel, Fisher & Company Financial Services, Inc.	LPL — Waterstone
Cambridge Investment Research	Merrill Lynch, Pierce, Fenner & Smith, Inc
Centaurus Financial	MML Investor Services Inc
Charles Schwab	Morgan Stanley & Co., Inc.
Citigroup Global Markets Inc.	NFP Securities
Commonwealth Financial Network	NPH — Invest Financial Corporation
Crown Capital Securities, L.P.	NPH — Investment Center of America, Inc.
CUSO Financial Services, L.P.	NPH — National Planning Corp
DA Davidson & Co	NPH — SII Investments, Inc.
E*Trade Clearing, LLC	Oppenheimer & Co. , Inc.
Ferris Baker Watts	Raymond James Associates/Financial Services
Fidelity Investments	RBC Dain Rauscher, Inc.
First Tennessee	Robert W. Baird & Co., Inc.
Geneos Wealth Management	Securities America, Inc.
Girard Securities	Stifel, Nicolaus & Company, Inc.
H.D. Vest Investment Services	TD Ameritrade
Harbour Investments, Inc.	The Huntington Investment, Co.
ING — Financial Network Investment Corp.	The Investment Center
ING — ING Financial Partners	Transamerica Financial Advisors, Inc.
ING — Multi-Financial Securities Corporation	UBS Financial Services, Inc.
ING — PrimeVest Financial Services, Inc.	United Planners’ Financial Services of America
InterSecurities Inc	Wachovia Securities LLC
Investacorp, Inc.	Wells Fargo Investments, LLC

John Hancock Funds also has arrangements with intermediaries that are not members of FINRA
Other firms, which are not members of FINRA, also may receive revenue sharing payments.
Regular Broker Dealers. The table below presents information regarding the securities of the Fund’s regular broker dealers* (or the parent of the regular broker-dealers) that were held by the Fund as of the fiscal year ended March, 31, 2009:

Regular Broker Dealer	Holdings ($000s)
Bank of America Corp.	43,962
Goldman Sachs Group, Inc.	16,042
Morgan Stanley	15,000
JP Morgan Chase & Co.	14,120
Wells Fargo & Co.	5,974

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.
Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds’ net assets, which, as well as benefiting the funds, would result in additional management and other fees for the John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, the a firm may agree to participate in the distributor’s marketing efforts of John Hancock Funds by allowing us it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.
The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm’s mutual fund trading system.
Other Cash Payments. From time to time, John Hancock Funds, at its expense, may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds’ guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.
John Hancock Funds and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.
First Year Broker or Other Selling Firm Compensation

			Selling Firm
	Investor pays sales charge	Selling Firm	receives 12b-1	Total Selling Firm
	(% of offering price)	receives commission	service fee (1)	compensation (2)
Class A investments
All amounts	—	0.00%	0.15%	0.15%

Class B investments
All amounts	—	3.75%	0.25%	4.00%

Class C investments

All amounts	—	0.75%	0.25%	1.00%

(1)	For Class A shares, the Selling Firm receives 12b-1 fees monthly in arrears effective at time of purchase as a % of average daily assets. For Class B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets (paid monthly in arrears). For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets.

(2)	Selling firm commissions and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.
CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.
NET ASSET VALUE
The NAV for each class of the Fund is determined twice each business day at 12 noon and at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern Time), by dividing a class’s net assets by the number of its shares outstanding. The Fund uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Fund will maintain a dollar weighted average maturity of 90 days or less. In addition, the Fund is only permitted to purchase securities that the Sub-adviser determines present minimal credit risks and at the time of purchase are “eligible securities,” as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Fund will invest only in obligations that have remaining maturities of 397 days or less.
The Board has established procedures designed to stabilize, to the extent reasonably possible, the Fund’s price per share as computed for the purpose of sales and redemptions at $1.00. The procedures direct the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value per share (“NAV”) of $1.00 for the Fund. The procedures also direct the Adviser to determine NAV based upon available market quotations (“Shadow Pricing”), pursuant to which the Fund shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Board (the actual calculations, however, may be made by persons acting pursuant to the direction of the Board.) If the fair value of a security needs to be determined, the Sub-adviser will provide determinations, in accordance with procedures and methods established by the Board, of the fair value of securities held by the Fund.
In accordance with SEC no action relief, for the purpose of the shadow pricing procedures set forth above, through January 12, 2009:
(a) A security with a remaining maturity of 60 days or less may be valued at market price or amortized cost based on the determination of the Pricing Committee; provided, however, that a security that is valued below amortized cost may only be valued at amortized cost if the security is a First Tier Security and the fund reasonably expects to hold the security until its maturity.

(b) A security with a remaining maturity date of more than 60 days or that does not otherwise satisfy the conditions necessary to value it at amortized cost pursuant to (a) above will be valued at market price.
In the event that the deviation from the amortized cost exceeds 0.50 of 1%, or $0.05, per share in NAV, the Adviser shall promptly call a special meeting of the Board to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Fund’s amortized cost NAV may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Board include, but are not limited to:
—      redeeming shares in kind;
—      selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Fund;
—      withholding or reducing dividends;
—      utilizing a NAV based on available market quotations; or
—      investing all cash in instruments with a maturity on the next business day.
The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the NAV at $1.00 for the Fund.
Since a dividend is declared to shareholders each time net asset value is determined, the NAV per share of each class of the Fund will normally remain constant at $1.00. There is no assurance that the Fund can maintain the $1.00 NAV. Monthly, any increase in the value of a shareholder’s investment in either class from dividends is reflected as an increase in the number of shares of such class in the shareholder’s account or is distributed as cash if a shareholder has so elected.
It is expected that the Fund’s net income will be positive each time it is determined. However, if because of a sudden rise in interest rates or for any other reason the net income of the Fund determined at any time is a negative amount, the Fund will offset the negative amount against income accrued during the month for each shareholder account. If at the time of payment of a distribution such negative amount exceeds a shareholder’s portion of accrued income, the Fund may reduce the number of its outstanding shares by treating the shareholder as having contributed to the capital of the Fund that number of full or fractional shares which represents the amount of excess. By investing in any class of shares of the Fund, shareholders are deemed to have agreed to make such a contribution. This procedure permits the Fund to maintain its NAV at $1.00.

If in the view of the Trustees it is inadvisable to continue the practice of maintaining the Fund’s NAV at $1.00, the Trustees reserve the right to alter the procedures for determining NAV. The Fund will notify shareholders of any such alteration.
PURCHASE OF FUND SHARES
All shares of the Fund will be sold at their NAV without a sales charge. The Fund no longer issues share certificates, all shares are electronically recorded. The Trustees reserve the right to change or waive the Fund’s minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund’s best interest.
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES
Investments in Class B and Class C shares are purchased at NAV per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.
Contingent Deferred Sales Charge. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge (“CDSC”) at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices, including all shares derived from reinvestment of dividends or capital gains distributions.
Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services (“Signature Services”) of the number of eligible employees at the time your account is established.
The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.
In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share’s value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.
When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:
You have purchased 100 Class B shares at $1 per share. The second year after your purchase, you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

* Proceeds of 50 shares redeemed at $1 per share	$50.00
* Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)	(10.00)

* Amount subject to CDSC	$40.00
Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.
Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to CDSC, unless indicated otherwise, in the circumstances defined below:
For all account types:

*	Redemptions made pursuant to the Fund’s right to liquidate your account if you own shares worth less than the stated minimum in the section “Opening an account” in the prospectus.

*	Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

*	Redemptions due to death or disability. (Does not apply to Trust accounts unless Trust is being dissolved.)

*	Redemptions made under the Reinstatement Privilege, as described in “Sales Charge Reductions and Waivers” of the Prospectus.

*	Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

*	Certain retirement plans participating in Merrill Lynch servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.

*	Redemption of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

*	Redemption of Class A shares by retirement plans that invested through the PruSolutionssm program.
For Retirement Accounts (such as traditional and Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the Code) unless otherwise noted.
*	Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*	Returns of excess contributions made to these plans.

*	Rollovers, contract exchanges or transfers of John Hancock custodial 403(b) (7) account assets required by John Hancock Funds as a result of its decision to discontinue maintaining and administering 403(b)(7) accounts.

*	Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans, Profit Sharing Plan 401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.
Please see matrix for some examples.

401 (a) Plan
(401(k), MPP, PSP)
Type of	457 & 408 (SEPs			IRA, IRA
Distribution	& Simple IRAs)	403(b)	457	Rollover	Non-retirement
Death or Disability	Waived	Waived	Waived	Waived	Waived

Over 70 1/2	Waived	Waived	Waived	Waived for required minimum distributions* or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Between 59 1/2 and 70 1/2	Waived	Waived	Waived	Waived for Life Expectancy or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

401 (a) Plan
(401(k), MPP, PSP)
Type of	457 & 408 (SEPs			IRA, IRA
Distribution	& Simple IRAs)	403(b)	457	Rollover	Non-retirement
Under 59 1/2 (Class B and Class C only)	Waived for annuity payments (72t) or 12% of account value annually in periodic payments	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	Waived for annuity payments (72t) or 12% of account value annually in periodic payments.	12% of account value annually in periodic payments

Loans	Waived	Waived	N/A	N/A	N/A

Termination of Plan	Not Waived	Waived	Not Waived	Not Waived	N/A

Hardships	Waived	Waived	Waived	N/A	N/A

Qualified Domestic Relations Orders	Waived	Waived	Waived	N/A	N/A

Termination of Employment Before Normal Retirement Age	Waived	Waived	Waived	N/A	N/A

Return of Excess	Waived	Waived	Waived	Waived	N/A

*	Required minimum distributions based on John Hancock Mutual Fund IRA assets only.
If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.
SPECIAL REDEMPTIONS
Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the 1940 Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund’s net asset value at the beginning of such period.
ADDITIONAL SERVICES AND PROGRAMS
Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange. If no sales charge was paid on Class A shares you will pay the sales charge imposed by the new fund.

If you exchange shares from a Class I fund into the Fund’s Class A shares, any future exchanges out of the Fund’s Class A shares must be to another Class I fund.
If you exchange shares from a Class R fund into the Fund’s Class A shares, any future exchanges out of the Fund’s Class A shares must be to another Class R fund.
Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from the Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.
If a retirement plan exchanges the plan’s Class A account in its entirety from a John Hancock fund to a non-John Hancock investment, the one-year CDSC applies.
The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.
An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “TAX STATUS”.
Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares which may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days’ prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.
Monthly Automatic Accumulation Program (“MAAP”). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:
The investments will be drawn on or about the day of the month indicated.
The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder’s bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.
The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and account from which the redemption was made. The shareholder’s account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.
The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.
A redemption or exchange of shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption “TAX STATUS.”
Retirement plans participating in Merrill Lynch’s servicing programs:
Class A shares are available at net asset value for Merrill Lynch retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Consultant for further information.
For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).
Section 403(b)(7) custodial accounts:
Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Effective September 25, 2007, Treasury regulations imposed certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to these Regulations:
1) The Fund does not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and
2) The Fund does not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and
3) The Fund requires certain signed disclosure documentation in the event:

•	You established a John Hancock custodial 403(b)(7) account with the Fund prior to September 24, 2007; and

•	You direct the Fund to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the Fund).

4) The Fund no longer accept salary deferrals into 403(b)(7) accounts.
In the event that the Fund does not receive the required documentation, and you nonetheless direct the Fund to proceed with the transfer, the transfer may be treated as a taxable transaction.
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES
Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or the Distributor.
DESCRIPTION OF THE FUND’S SHARES
The Board is responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares only of the Fund. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the fund, designated as Class A, Class B and Class C.
The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Fund no longer issues share certificates. Shares are electronically recorded.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class; (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares; and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to the multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.
In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.
Unless otherwise required by the 1940 Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust’s outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Trust shall be liable for the liabilities of any other series. Furthermore, no fund included in this Fund’s prospectus shall be liable for the liabilities of any other John Hancock Fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.
The Fund reserves the right to reject any application which conflicts with the Fund’s internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.
The Trust’s Declaration of Trust also provides that the Board may approve the merger of the Fund with an affiliated mutual fund without shareholder approval, in accordance with the 1940 Act. This provision will permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require each fund’s board (including a majority of the independent trustees) to determine that the merger is in the best interests of the combining funds and will not dilute the interest of existing shareholders. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.
Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.
SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE
Class A, Class B and Class C shares of the Funds are sold at an offering price of $1.00 per share without any initial sales charges.
TAX STATUS
The Fund, is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a “regulated investment company” under Subchapter M of the Code, and intends to continue to qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions and the diversification of its assets, the Fund will not be subject to federal income tax on its taxable income (including net realized capital gains) which is distributed to shareholders in accordance with the timing requirements of the Code.
The Fund will be subject to a 4% nondeductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

Distributions from the Fund’s current or accumulated earnings and profits (“E&P”) will be taxable under the Code for investors who are subject to tax. If these distributions are paid from the Fund’s “investment company taxable income,” they will be taxable as ordinary income; and if they are paid from the Fund’s “net capital gain,” they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses. It is not likely that the Fund will earn or distribute any net capital gain.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. Distributions from the Fund will not qualify for the dividends-received deduction for any corporate shareholder. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.
Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor’s federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.
Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) a shareholder ordinarily will not realize a taxable gain or loss if the Fund always successfully maintains a constant net asset value per share, although a loss may still arise if a CDSC is paid. If the Fund is not successful in maintaining a constant net asset value per share, a redemption may produce a taxable gain or loss. Any gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term or short-term, depending upon the shareholder’s tax holding period for the shares and subject to the special rules described below. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Any loss realized upon the redemption of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.
For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and as noted above would not be distributed as such to shareholders. The capital loss carryforwards available to the Fund as of March 31, 2009, to the extent provided by regulations, to offset future net capital gains are as follows:

Fund	Amount ($)	Year of Expiration
Money Market Fund	$1,191	3/31/12
Money Market Fund	$47	3/31/15

Because the Fund’s dividends and capital gain distributions are derived from interest paying securities rather than dividends paid from stocks they will not qualify for the corporate dividends-received deduction or for the reduced tax rate applicable to qualified dividend income.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) the Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirements that may apply in particular taxing jurisdictions, although the Fund may in its sole discretion provide relevant information to shareholders.
The Fund will be required to report to the Internal Revenue Service (the “IRS”) all taxable distributions to shareholders, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.
The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions (if any), and ownership of or gains realized (if any) on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.
Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund (subject to certain exceptions with respect to “interest-related dividends” and “short-term capital gain dividends” so designated by the Fund, which exceptions expire in 2010) and, unless an effective IRS Form W-8, W-8BEN or other authorized withholding certificate is on file, backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.
The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.
BROKERAGE ALLOCATION
Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser’s or Sub-Advisor’s investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund’s trading practices and investments are reviewed periodically by the Sub-Adviser’s Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Sub-Adviser and quarterly by the officers of the Adviser and Trustees of the Trust who are “interested persons” (as defined in the 1940 Act) of the Fund.
Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a “spread.” Investments in debt securities are generally traded on a “net” basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid.
TRANSFER AGENT SERVICES
John Hancock Signature Services, Inc., P. O. Box 9510, Portsmouth, NH 03802-9510, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund.
The Fund pays Signature Services monthly a fee which is based on an annual rate of $17.50 for each shareholder account. The Fund also pays Signature Services monthly a fee based on an annual rate of 0.01% of average daily net assets attributable to the Fund. The Fund also pays certain out-of-pocket expenses. Expenses are aggregated and allocated to each class on the basis of their relative net asset values.
Prior to June 1, 2008, the annual shareholder account fee was $15.00 for Class A, $18.50 for Class B, and $17.50 for Class C. Prior to June 1, 2007, the annual shareholder account fee was $16.00 for Class A, $18.50 for Class B, and $17.50 for Class C.
For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.

CUSTODY OF PORTFOLIO
Portfolio securities of the Fund are held pursuant to a custodian agreement between the Trust, on behalf of the Fund and State Street Bank and Trust Company (“State Street”), Lafayette Corporate Center, Two Avenue de Lafayette, Boston, MA 92111. Under the custodian agreement, State Street performs custody, foreign custody manager and fund accounting services.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund’s annual financial statements and reviews the Fund’s annual federal income tax return.
LEGAL AND REGULATORY MATTERS
On June 25, 2007, John Hancock Advisers, LLC (the “Adviser”) and John Hancock Funds, LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the Securities and Exchange Commission (“SEC”) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003.

APPENDIX A
TYPES OF INVESTMENT RISK
Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or other-wise become unable to honor a financial obligation. Common to all debt securities.
Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.
Leverage risk Associated with securities or practices (such as when-issued and forward commitment transactions) that multiply small market movements into large changes in value.
Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.
Management risk The risk that a strategy used by a fund’s management may fail to produce the intended result. Common to all mutual funds.
Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Common to all debt securities and the mutual funds that invest in them.
Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.

A-1

APPENDIX B
DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS
The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.
Moody’s
Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to have speculative elements are subject to substantial credit risk.
B: Obligations rated B are considered speculative elements and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
S&P
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and

‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C: The ‘C’ rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Fitch
Investment Grade
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘B’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B: Highly speculative.
•	For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).
CCC
•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).
CC
•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of ‘R4’ (average) or ‘R5’ (below average).
C
•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).
RD
Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.
D
Indicates an entity that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
-	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

-	the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

-	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.
Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.
Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or CCC-C categories.
Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.
CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS
Moody’s
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Commercial Paper
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from ‘A’ for the highest-quality obligations to ‘D’ for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.
A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B: Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.
C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D: Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.
Dual Ratings
S&P assigns ‘dual’ rating to all debt issues that have a put option or demand feature as part of their structure.
The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, ‘AAA/A-1+’). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, ‘SP-1+/A-1+’).
Other Considerations — The ratings of S&P, Moody’s, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.
TAX-EXEMPT NOTE RATINGS
Moody’s
Short-Term Debt Ratings
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.
S&P
Short-Term Issue
An S&P U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.

APPENDIX C
PROXY VOTING SUMMARY OF THE ADVISER, JOHN HANCOCK FUNDS AND THE SUBAVISER
JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC
&
JOHN HANCOCK ADVISERS, LLC
PROXY VOTING POLICIES AND PROCEDURES
General
John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC (collectively the “Adviser”) is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as the investment adviser to a number of management investment companies (including series thereof) (each a “Fund”) registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Adviser generally retains one or more subadvisers to manage the assets of the Funds, including voting proxies with respect to a Fund’s portfolio securities. From time to time, however, the Adviser may elect to manage directly the assets of a Fund, including voting proxies with respect to its portfolio securities, or a Fund’s board of trustees or directors may otherwise delegate to the Adviser authority to vote such proxies. Rule 206(4)-6 under the Advisers Act requires that a registered investment adviser adopt and implement written policies and procedures reasonably designed to ensure that it votes proxies with respect to a client’s securities in the best interest of the client. Pursuant thereto, the Adviser has adopted and implemented these proxy voting policies and procedures (the “Procedures”).
Fiduciary Duty
The Adviser has a fiduciary duty to vote proxies on behalf of a Fund in the best interest of the Fund and its shareholders.
Voting of Proxies
The Adviser will vote proxies with respect to a Fund’s portfolio securities when authorized to do so by the Fund and subject to the Fund’s proxy voting policies and procedures and any further direction or delegation of authority by the Fund’s board of trustees or directors. The decision on how to vote a proxy will be made by the person(s) to whom the Adviser has from time to time delegated such responsibility (the “Designated Person”). The Designated Person may include the Fund’s portfolio manager(s) and a Proxy Voting Committee, as described below.
When voting proxies with respect to a Fund’s portfolio securities, the following standards will apply:
• The Designated Person will vote based on what it believes to be in the best interest of the Fund and its shareholders and in accordance with the Fund’s investment guidelines.
• Each voting decision will be made independently. The Designated Person may enlist the services of reputable professionals (who may include persons employed by or otherwise associated with the Adviser or any of its affiliated persons) or independent proxy evaluation services such as Institutional Shareholder Services, to assist with the analysis of voting issues and/or to carry out the actual voting process. However, the ultimate decision as to how to vote a proxy will remain the responsibility of the Designated Person.
• The Adviser believes that a good management team of a company will generally act in the best interests of the company. Therefore, the Designated Person will take into consideration as a key factor in voting proxies with respect to securities of a company that are held by the Fund the quality of the company’s management and, in general, will vote as recommended by such management except in situations where the Designated Person believes such recommended vote is not in the best interests of the Fund and its shareholders.
• As a general principle, voting with respect to the same portfolio securities held by more than one Fund should be consistent among those Funds having substantially the same mandates.

• The Adviser will provide the Fund, from time to time in accordance with the Fund’s proxy voting policies and procedures and any applicable laws and regulations, a record of the Adviser’s voting of proxies with respect to the Fund’s portfolio securities.
Material Conflicts of Interest
In carrying out its proxy voting responsibilities, the Adviser will monitor and resolve potential material conflicts (“Material Conflicts”) between the interests of (a) a Fund and (b) the Adviser or any of its affiliated persons. Affiliates of the Adviser include Manulife Financial Corporation and its subsidiaries. Material Conflicts may arise, for example, if a proxy vote relates to matters involving any of these companies or other issuers in which the Adviser or any of its affiliates has a substantial equity or other interest.
If the Adviser or a Designated Person becomes aware that a proxy voting issue may present a potential Material Conflict, the issue will be referred to the Adviser’s Legal and Compliance Department. If the Legal and Compliance Department determines that a potential Material Conflict does exist, a Proxy Voting Committee will be appointed to consider and resolve the issue. The Proxy Voting Committee may make any determination that it considers reasonable and may, if it chooses, request the advice of an independent, third-party proxy service on how to vote the proxy.
Voting Proxies of Underlying Funds of a Fund of Funds
The Adviser or the Designated Person will vote proxies with respect to the shares of a Fund that are held by another Fund that operates as a fund of funds (a “Fund of Funds”) in the manner provided in the proxy voting policies and procedures of the Fund of Funds (including such policies and procedures relating to material conflicts of interest) or as otherwise directed by the board of trustees or directors of the Fund of Funds.
Proxy Voting Committee(s)
The Adviser will from time to time, and on such temporary or longer term basis as it deems appropriate, establish one or more Proxy Voting Committees. A Proxy Voting Committee shall include the Adviser’s Chief Compliance Officer (“CCO”) and may include legal counsel. The terms of reference and the procedures under which a Proxy Voting Committee will operate will be reviewed from time to time by the Legal and Compliance Department. Records of the deliberations and proxy voting recommendations of a Proxy Voting Committee will be maintained in accordance with applicable law, if any, and these Procedures.
Records Retention
The Adviser will retain (or arrange for the retention by a third party of) such records relating to proxy voting pursuant to these Procedures as may be required from time to time by applicable law and regulations, including the following:
i.	these Procedures and all amendments hereto;

ii.	all proxy statements received regarding Fund portfolio securities;

iii.	records of all votes cast on behalf of a Fund;

iv.	records of all Fund requests for proxy voting information;

v.	any documents prepared by the Designated Person or a Proxy Voting Committee that were material to or memorialized the basis for a voting decision;

vi.	all records relating to communications with the Funds regarding Conflicts; and

vii.	all minutes of meetings of Proxy Voting Committees.

Reporting to Fund Boards
The Adviser will provide the board of trustees or directors of a Fund (the “Board”) with a copy of these Procedures, accompanied by a certification that represents that the Procedures have been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, the Adviser will provide the Board with notice and a copy of any amendments or revisions to the Procedures and will report quarterly to the Board all material changes to the Procedures.
The CCO’s annual written compliance report to the Board will contain a summary of material changes to the Procedures during the period covered by the report.
If the Adviser votes any proxies in a manner inconsistent with either these Procedures or a Fund’s proxy voting policies and procedures, the Adviser will provide the CCO with a report detailing such exceptions.
In the case of proxies voted by a subadviser to a Fund (a “Subadviser”) pursuant to the Fund’s proxy voting procedures, the Adviser will request the Subadviser to certify to the Adviser that the Subadviser has voted the Fund’s proxies as required by the Fund’s proxy voting policies and procedures and that such proxy votes were executed in a manner consistent with these Procedures and to provide the Adviser will a report detailing any instances where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures. The Adviser will then report to the Board on a quarterly basis regarding the Subadviser certification and report to the Board any instance where the Subadviser voted any proxies in a manner inconsistent with the Fund’s proxy voting policies and procedures.
Adopted: December 2007

JOHN HANCOCK FUNDS
PROXY VOTING POLICIES AND PROCEDURES
POLICY:
General
The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.
Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.
Delegation of Proxy Voting Responsibilities
It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).
Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.
The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.
Voting Proxies of Underlying Funds of a Fund of Funds
A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund
With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G) of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.
B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund
In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.
1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals
In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.
2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds
a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.
b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal
In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.
Material Conflicts of Interest
If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.
If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.
Securities Lending Program
Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)
The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)
Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports
The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Filing of Proxy Voting Record on Form N-PX
The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.
PROCEDURES:
Review of Subadvisers’ Proxy Voting
The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.
Consistent with this delegation, each subadviser is responsible for the following:
1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.
Adviser Responsibilities
The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:
1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.
Proxy Voting Service Responsibilities
Aggregation of Votes:
The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.
Reporting:
The proxy voting service’s proxy disclosure system will provide the following reporting features:
1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.
Form N-PX Preparation and Filing:
The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

Schedule A
PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008

John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

MFC Global Investment Management (U.S.). LLC (“MFC Global (U.S.)”)
Proxy Voting Summary
We believe in placing our clients’ interests first. Once we invest, we monitor all our clients’ holdings, to ensure that they maintain their potential to produce results for investors.
As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients’ investments.
Currently, MFC Global (U.S.) manages open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, MFC Global (U.S.) makes the final decision as to how to vote our clients’ proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, MFC Global (U.S.) will vote proxies for ERISA clients.
In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how MFC Global (U.S.) votes proxies. MFC Global (U.S.)’s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.
MFC Global (U.S.) has hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.
In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.
Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines
Board of Directors
We believe good corporate governance evolves from an independent board.
We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee’s qualifications. We will support management’s ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.
We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.
In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders’ interests. We believe that this is necessary to attract qualified board members.
Selection of Auditors
We believe an independent audit committee can best determine an auditor’s qualifications.
We will vote for management proposals to ratify the board’s selection of auditors, and for proposals to increase the independence of audit committees.
Capitalization
We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.
In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants
Acquisitions, mergers and corporate restructuring
Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights
In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.
To preserve shareholder rights, we will vote against a management proposal to restrict shareholders’ right to: call a special meeting and to eliminate a shareholders’ right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.
Equity-based compensation
Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders’ interests.
We will vote against the adoption or amendment of a stock option plan if:
•	the compensation committee is not fully independent;

•	plan dilution is more than 10% of outstanding common stock;

•	the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval;

•	the option is not premium priced or indexed, or does not vest based on future performance.
With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:
•	the plan allows stock to be purchased at less than 85% of fair market value;

•	this plan dilutes outstanding common equity greater than 10%;

•	all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity;

•	the potential dilution from all company plans is more than 85%.
With respect to director stock incentive/option plans, we will vote against management if:
•	the minimum vesting period for options or time lapsing restricted stock is less than one year;

•	the potential dilution for all company plans is more than 85%.
Other Business
For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:
•	change the company name;

•	approve other business;

•	adjourn meetings;

•	make technical amendments to the by-laws or charters;

•	approve financial statements;

•	approve an employment agreement or contract.
Shareholder Proposals
Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company’s proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:
•	calling for shareholder ratification of auditors;

•	calling for auditors to attend annual meetings;

•	seeking to increase board independence;

•	requiring minimum stock ownership by directors;

•	seeking to create a nominating committee or to increase the independence of the nominating committee;

•	seeking to increase the independence of the audit committee.
Corporate and social policy issues
We believe that “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors.
Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

MFC Global Investment Management (U.S.), LLC (“MFC Global (U.S.)”)
Proxy Voting Procedures
The role of the proxy voting service
MFC Global (U.S.) has hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.
The role of the proxy oversight group and coordinator
The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm’s investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm’s Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.
The role of mutual fund trustees
The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds’ investment adviser. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.
Conflicts of interest
Conflicts of interest are resolved in the best interest of clients.
With respect to potential conflicts of interest, proxies will be voted in accordance with MFC Global (U.S.)’s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund’s board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

FINANCIAL STATEMENTS
The financial statements listed below are included in the Fund’s 2009 Annual Report to Shareholders for the year ended March 31, 2009; (filed electronically on May 28, 2009, accession number 0001010521-09-000476). These financial statements and the Fund’s 2008 Annual Report to Shareholders for the year ended March 31, 2008 (filed electronically on May 30, 2008, accession number 0001010521-08-000234) are incorporated by reference into Part B of this Registration Statement for John Hancock Money Market Fund (file nos. 811-02485 and 2-50931.)
John Hancock Current Interest
John Hancock Money Market Fund
Statement of Assets and Liabilities as of March 31, 2009.
Statement of Operations for the year ended March 31, 2009.
Statement of Changes in Net Assets for each of the periods indicated therein.
Notes to Financial Statements.
Financial Highlights for each of the periods indicated therein.
Schedule of Investments as of March 31, 2009.
Report of Independent Registered Public Accounting Firm.
 F-1

JOHN HANCOCK CURRENT INTEREST
PART C
OTHER INFORMATION
Item 23. Exhibits.

99.(a)	Amended and Restated Declaration of Trust dated March 8, 2005. — previously filed as exhibit 99.(a) to post-effective amendment no. 65 filed on July 26, 2005, accession number 0001010521-05-000271.

99.(a).1	Amendment dated June 24, 2005 to Amended and Restated Declaration of Trust dated March 8, 2005, regarding change of address of principal place of business. — previously filed as exhibit 99.(a).1 to post-effective amendment no. 68 filed on July 26, 2006, accession number 0001010521-06-000576.

99.(a).2	Amendment of Section 5.11 and Abolition of John Hancock U.S. Government Cash Reserve dated November 2, 2007 to the Amended and Restated Declaration of Trust dated March 8, 2005. — previously filed as exhibit 99.(a).2 to post-effective amendment no. 70 filed on July 24, 2008, accession number 0000950135-08-005106.

99.(a).3	Amendment dated April 17, 2009 to the Amended and Restated Declaration of Trust dated March 8, 2005. — FILED HEREWITH.

99.(b)	Amended and Restated By-Laws dated March 8, 2005. — previously filed as exhibit 99.(b) to post-effective amendment no. 65 filed on July 26, 2005, accession number 0001010521-05-000271.

99.(b).1	Amendment dated March 11, 2008 to Amended and Restated By-Laws dated March 8, 2005. — FILED HEREWITH.

99.(b).2	Amendment dated June 9, 2009 to Amended and Restated By-Laws dated March 8, 2005. — FILED HEREWITH.

99.(c)	Instruments Defining Rights of Security Holders, see exhibit 99(a) and 99(b).

99.(d)	Advisory Agreement. Advisory Agreement dated July 1, 2009 between John Hancock Current Interest (the “Registrant”), on behalf of its series John Hancock Money Market Fund, and John Hancock Adviser, LLC — FILED HEREWITH.

99.(d).1	Sub-Advisory Agreement dated December 31, 2005 between the Registrant, John Hancock Advisers, LLC, and MFC Global Investment Management (U.S.), LLC (formerly Sovereign Asset Management LLC). — previously filed as exhibit 99.(d).2 to post-effective amendment no. 68 filed on July 26, 2006, accession number 0001010521-06-000576.

99.(e)	Underwriting Contracts. Distribution Agreement dated December 22, 1994 between John Hancock Broker Distribution Services, Inc. (now known as John Hancock Funds, LLC) and the Registrant. — previously filed as exhibit 99.(6).(a) to post-effective amendment no. 48 filed on May 9, 1995, accession number 0000950135-95-001114.

99.(e).1	Form of Financial Institution Sales and Service Agreement between John Hancock Funds, Inc. and the John Hancock Mutual Funds advised by John Hancock Advisers, Inc. dated January 1, 1995. — previously filed as exhibit 99.(e).1 to post-effective amendment no. 67 filed on July 26, 2005, accession number 0001010521-05-000271.

99.(f)	Bonus or Profit Sharing Contracts. Not Applicable.

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99(g)	Custodian Agreement. Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company. — FILED HEREWITH.

99.(h)	Other Material Contracts. Master Transfer Agency and Service Agreement dated June 1, 2007 between John Hancock Mutual Funds advised by John Hancock Advisers, LLC and John Hancock Signature Services, Inc. — previously filed as exhibit 99.(h) to post-effective amendment no. 69 filed on July 26, 2007, accession number 0001010521-07-000544.

99.(h).1	Amendment dated June 1, 2008 to the Master Transfer Agency and Service Agreement dated June 1, 2007 between John Hancock Mutual Funds advised by John Hancock Advisers, LLC and John Hancock Signature Services, Inc. — previously filed as exhibit 99.(h).1 to post-effective amendment no. 70 filed on July 24, 2008, accession number 0000950135-08-005106.

99.(h).2	Service Agreement dated July 1, 2009 between John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Mutual Funds. — FILED HEREWITH.

99.(i)	Legal Opinion.

99.(j)	Auditor’s Consent. — FILED HEREWITH.

99.(k)	Omitted Financial Statements. Not Applicable.

99.(l)	Initial Capital Agreements. Not Applicable.

99.(m)	Rule 12b-1 Plan. Class A and B Distribution Plans dated July 1, 2009 between the Registrant, on behalf of its series John Hancock Money Market Fund, and John Hancock Funds, LLC — FILED HEREWITH.

99.(m).1	Class C Distribution Plan dated May 1, 1998 between John Hancock Money Market Fund and John Hancock Funds, Inc. — previously filed as exhibit 99.B.15.2 to post-effective amendment no. 57 filed on July 27, 1998, accession number 0001010521-98-000294.

99.(n)	Rule 18f-3 Plan. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated May 7, 2009 for John Hancock Mutual Funds advised by John Hancock Advisers, LLC. — FILED HEREWITH.

99.(p)	Code of Ethics. Code of Ethics dated January 1, 2008 for John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC, John Hancock Distributors, LLC, and each open-end and closed-end fund advised by a John Hancock adviser. — previously filed as exhibit 99.(p) to post-effective amendment no. 70 filed on July 24, 2008, accession number 0000950135-08-005106.

99.(p).1	Code of Ethics dated December 6, 2005 for the Independent Directors/Trustees of the John Hancock Funds. — previously filed as exhibit 99.(p).1 to post-effective amendment no. 68 filed on July 26, 2006, accession number 0001010521-06-000576.

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99.(p).2	Code of Ethics dated March 1, 2008 for MFC Global Investment Management (U.S.), LLC. — previously filed as exhibit 99.(p).2 to post-effective amendment no. 70 filed on July 24, 2008, accession number 0000950135-08-005106.

99.(q)	Power of Attorney dated May 7, 2009 — FILED HEREWITH.
Item 24. Persons Controlled by or under Common Control with Registrant.
No person is directly or indirectly controlled by or under common control with Registrant.
Item 25. Indemnification.
Indemnification provisions relating to the Registrant’s Trustees, officers, employees and agents are set forth in Article IV of the Registrant’s Declaration of Trust included as Exhibit 1 herein.
Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC (“John Hancock Funds”) has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.
Section 9(a) of the By-Laws of John Hancock Life Insurance Company (“the Insurance Company”) provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.
Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC (“the Adviser”) provide as follows:
“Section 5.06. Indemnity and Exculpation.”
(a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.
(b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee

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of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.
(c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.
(d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.
(e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.
(f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question (“Disinterested Directors”), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.
(g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

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Item 26. Business and Other Connections of Investment Advisers.
For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of the Adviser, reference is made to Form ADV (801-8124) filed under the Investment Advisers Act of 1940, which is incorporated herein by reference.
Item 27. Principal Underwriters.
(a) John Hancock Funds, LLC acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Equity Trust, John Hancock Funds III, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Municipal Securities Trust, John Hancock Series Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Series Fund, John Hancock World Fund, and John Hancock Funds II.
(b) The following table presents certain information with respect to each director and officer of John Hancock Funds, LLC and the Registrant:

POSITIONS AND
NAME AND PRINCIPAL	POSTIONS AND OFFICES WITH	OFFICES WITH
BUSINESS ADDRESS	UNDERWRITER	REGISTRANT
James R. Boyle 601 Congress Street Boston, Massachusetts 02210	Director, Chairman	Trustee

Keith F. Hartstein 601 Congress Street Boston, Massachusetts 02210	Director, President and Chief Executive Officer	President and Chief Executive Officer

John G. Vrysen 601 Congress Street Boston, Massachusetts 02210	Director, Executive Vice President and Chief Operating Officer	Chief Operating Officer

Michael Mahoney 601 Congress Street Boston, Massachusetts 02210	Chief Compliance Officer	None

Francis V. Knox 601 Congress Street Boston, Massachusetts 02210	None	Chief Compliance Officer

Peter Levitt 601 Congress Street Boston, Massachusetts 02210	Treasurer	None

John J. Danello 601 Congress Street Boston, Massachusetts 02210	Senior Vice President, Chief Legal Counsel	Vice President, Law

Thomas M. Kinzler 601 Congress Street Boston, Massachusetts 02210	Secretary	Secretary

Michael J. Leary 601 Congress Street Boston, Massachusetts 02210	None	Treasurer

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POSITIONS AND
NAME AND PRINCIPAL	POSTIONS AND OFFICES WITH	OFFICES WITH
BUSINESS ADDRESS	UNDERWRITER	REGISTRANT
Declan O’Beirne 601 Congress Street Boston, Massachusetts 02210	Chief Financial Officer	None

Charles A. Rizzo 601 Congress Street Boston, Massachusetts 02210	None	Chief Financial Officer

Andrew G. Arnott 601 Congress Street Boston, Massachusetts 02210	Senior Vice President	Vice President

Jeff Duckworth 601 Congress Street Boston, Massachusetts 02210	Senior Vice President	None

Carey Hoch 601 Congress Street Boston, Massachusetts 02210	Senior Vice President	None

John Hatch 601 Congress Street Boston, Massachusetts 02210	None	Senior Vice President

Bruce Speca 601 Congress Street Boston, Massachusetts 02210	None	Senior Vice President, Investments

Robert Boyda 601 Congress Street Boston, Massachusetts 02210	None	Vice President, Investments

Steve Medina 601 Congress Street Boston, Massachusetts 02210	None	Vice President, Investments

Robert Fanelli 601 Congress Street Boston, Massachusetts 02210	None	Vice President, Investments

Leo Zerilli 601 Congress Street Boston, Massachusetts 02210	None	None

Howard Cronson 601 Congress Street Boston, Massachusetts 02210	Vice President and Assistant Treasurer	None

Krishna Ramdial 601 Congress Street Boston, Massachusetts 02210	Vice President, Treasury	None
(c) None.
Item 28. Location of Accounts and Records.
All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in

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the possession and custody of the Registrant’s custodian State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 and its transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of John Hancock Advisers, LLC (the “Adviser”), 601 Congress Street, Boston, Massachusetts, 02210. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Adviser and each of the respective Subadvisers to the Funds of the Registrant.
By MFC Global Investment Management (U.S.), LLC, the subadviser to the John Hancock Money Market Fund, at its offices at 101 Huntington Avenue, Boston, MA 02199-7603.
Item 29. Management Services.
Not Applicable.
Item 30. Undertakings.
Not Applicable.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 24th day of July, 2009.

JOHN	HANCOCK CURRENT INTEREST
	By:	/s/Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/Keith F. Hartstein	President and	July 24, 2009
Keith F. Hartstein	Chief Executive Officer

/s/Charles A. Rizzo	Chief Financial Officer	July 24, 2009
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/James R. Boyle*	Trustee	July 24, 2009
James R. Boyle

/s/James F. Carlin*	Trustee	July 24, 2009
James F. Carlin

/s/William H. Cunningham*	Trustee	July 24, 2009
William H. Cunningham

/s/Deborah C. Jackson*	Trustee	July 24, 2009
Deborah C. Jackson

/s/Charles L. Ladner*	Trustee	July 24, 2009
Charles L. Ladner

/s/Stanley Martin*	Trustee	July 24, 2009
Stanley Martin

/s/John A. Moore*	Trustee	July 24, 2009
John A. Moore

/s/Patti McGill Peterson*	Trustee	July 24, 2009
Patti McGill Peterson

/s/Steven R. Pruchansky*	Trustee	July 24, 2009
Steven R. Pruchansky

/s/Gregory A. Russo*	Trustee	July 24, 2009
Gregory A. Russo

/s/John G. Vrysen*	Trustee	July 24, 2009
John G. Vrysen

*	By: Power of Attorney

By:	/s/Nicholas J. Kolokithas
Nicholas J. Kolokithas
Attorney-in-Fact
Pursuant to Power of Attorney
Filed Herewith

Exhibit Index

99.(a).3	Amendment dated April 17, 2009 to the Amended and Restated Declaration of Trust dated March 8, 2005.

99.(b).1	Amendment dated March 11, 2008 to Amended and Restated By-Laws dated March 8, 2005.

99.(b).2	Amendment dated June 9, 2009 to Amended and Restated By-Laws dated March 8, 2005.

99.(d)	Advisory Agreement. Advisory Agreement dated July 1, 2009 between John Hancock Current Interest (the “Registrant”), on behalf of its series John Hancock Money Market Fund, and John Hancock Adviser, LLC.

99(g)	Custodian Agreement. Master Custodian Agreement dated September 10, 2008 between John Hancock Mutual Funds and State Street Bank and Trust Company.

99.(h).2	Service Agreement dated July 1, 2009 between John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Mutual Funds.

99.(j)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

99.(m)	Rule 12b-1 Plan. Class A and B Distribution Plans dated July 1, 2009 between John Hancock Current Interest, on behalf of its series John Hancock Money Market Fund, and John Hancock Funds, LLC.

99.(n)	Rule 18f-3 Plan. Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 dated May 7, 2009 for John Hancock Mutual Funds advised by John Hancock Advisers, LLC.

99.(q)	Power of Attorney dated May 7, 2009.

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